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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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AAR CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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One AAR Place
1100 North Wood Dale Road
Wood Dale, IL 60191

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, OCTOBER 13, 2010

To Our Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of AAR CORP. to be held on Wednesday, October 13, 2010, at 9:00 a.m. (Chicago time), at AAR CORP.'s corporate headquarters located at One AAR Place, 1100 North Wood Dale Road, Wood Dale, Illinois 60191. At the meeting, you will be asked to:

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  Elect three Class II directors to serve until the 2013 Annual Meeting of Stockholders;

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  Approve the AAR CORP. Section 162(m) Annual Cash Incentive Plan;

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  Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2011; and

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  Transact any other business that may properly come before the 2010 Annual Meeting or any adjournment or postponement of the meeting.

This year we are again providing access to our proxy materials over the Internet. We mailed to all stockholders a "Notice of Internet Availability of Proxy Materials," which provides instructions on how to access our proxy materials over the Internet or, alternatively, how to request a paper copy of our proxy materials. We believe that Internet access reduces the cost and environmental impact of printing and distributing proxy materials for our Annual Meeting.

By Order of the Board of Directors,
Robert J. Regan Vice President, General Counsel and Secretary

September 1, 2010

Your vote is important. We hope that you will attend the Annual Meeting in person, but even if you plan to attend, we encourage you to vote your shares as soon as possible, over the Internet, by telephone or by completing and returning the enclosed proxy card in the postage-paid envelope provided. You also may vote your shares in person if you attend the Annual Meeting.

PROXY STATEMENT FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS

i

ii

One AAR Place
1100 North Wood Dale Road
Wood Dale, IL 60191

PROXY STATEMENT FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS

Our 2010 Annual Meeting of Stockholders will be held on Wednesday, October 13, 2010, at 9:00 a.m. (Chicago time), at AAR CORP.'s corporate headquarters located at One AAR Place, 1100 North Wood Dale Road, Wood Dale, Illinois 60191. We invite you to attend the Annual Meeting and ask that you vote on the items described in this Proxy Statement.

I. VOTING INFORMATION

This Proxy Statement and the related proxy materials are first being provided to stockholders on or about September 1, 2010 in connection with the solicitation of proxies by the Board of Directors for use at the 2010 Annual Meeting of Stockholders.

This year we are again providing access to our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. To that end, we mailed to our stockholders a "Notice of Internet Availability of Proxy Materials," which provides instructions on how to:

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  access and review our proxy materials over the Internet;

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  submit your vote over the Internet; and

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  request and receive a paper copy of our proxy materials.

What matters are stockholders voting on at this Annual Meeting?

Stockholders are voting on three matters:

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  the election of Norman R. Bobins, James E. Goodwin, and Marc J. Walfish as Class II directors for a term expiring at the 2013 Annual Meeting of Stockholders;

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  the approval of the AAR CORP. Section 162(m) Annual Cash Incentive Plan; and

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  the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2011.

The Board of Directors unanimously recommends that stockholders vote "FOR" each of these matters.

Who is entitled to vote?

The Board of Directors fixed August 19, 2010 as the record date for determining who is entitled to vote at the Annual Meeting.

If you were a stockholder of record (i.e., you held your shares in your own name rather than through a broker, bank or other nominee) at the close of business on August 19, 2010, you may vote your shares at the 2010 Annual Meeting.

If you were a street-name stockholder (i.e., you held your shares through a broker, bank or other nominee) on the record date, you are considered a "beneficial owner" of the stock. To vote those shares at the Annual Meeting, you must give voting instructions to your broker, bank or other intermediary who is the "nominee holder" of your shares. Effective January 1, 2010, your broker is no longer permitted to vote on your behalf in the election of directors unless you provide specific voting instructions to your broker. The Company has directed brokers, banks and other nominee holders to obtain voting instructions from their beneficial owners. Proxies submitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the beneficial owners. You will receive additional instructions from your broker, bank or other nominee explaining how you may vote your shares held in street name.

A list of record stockholders entitled to vote will be available at the Company's offices, One AAR Place, 1100 North Wood Dale Road, Wood Dale, Illinois 60191 for 10 days prior to the meeting and at the meeting location during the meeting.

On the August 19, 2010 record date, 39,264,712 shares of common stock of the Company ("Common Stock") were outstanding. You will have one vote on each matter to be voted on for each share of Common Stock you owned on the record date.

How do stockholders vote by proxy or in person?

Stockholders of record at the close of business on the record date may vote on the matters that are before the Annual Meeting by proxy by completing, signing, dating and returning the enclosed proxy card, by voting by telephone or over the Internet, or by attending the Annual Meeting and voting in person.

How do stockholders vote by telephone or over the Internet?

You are encouraged to vote either by telephone or over the Internet. This will eliminate the need to sign, date and return your proxy card. You can vote by telephone or over the Internet 24 hours a day, seven days a week, until 10:59 p.m. (Chicago time) on the day prior to the Annual Meeting. Specific instructions for using the telephone and Internet voting methods are set forth on the proxy card. If you vote by telephone or over the Internet, please do not return your proxy card.

How do stockholders revoke a proxy?

You may revoke your proxy at any time before it is exercised, but only by:

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  sending a written notice of revocation to the Secretary of the Company at the Company's address listed on the first page of this Proxy Statement;

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  voting in person at the Annual Meeting;

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  submitting another proxy by telephone or over the Internet; or

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  delivering a later dated, signed proxy.

How will the proxy holders vote shares?

The proxy holders will vote shares in accordance with instructions on the proxy card. If no instructions are specified, the shares will be voted FOR the election of the nominees for Class II director designated by the Board; FOR the approval of the AAR CORP. Section 162(m) Annual Cash Incentive Plan; FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm, and upon any other matter that may properly come before the Annual Meeting in the discretion and best judgment of the proxy holders. If any director nominee becomes unavailable for election for any reason prior to the Annual Meeting vote, the Board may reduce the number of directors to be elected or substitute another person as nominee, in which case the proxy holders will vote for the substitute nominee.

How will the votes be counted?

All votes cast in person or by proxy will be tabulated by the inspectors of election appointed for the Annual Meeting. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the Annual Meeting, will constitute a quorum.

The inspectors of election will treat directions to withhold authority, abstentions and broker non-votes (i.e., where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise his discretionary authority with respect to such matter) as shares that are present for purposes of determining a quorum. Directions to withhold authority will have no effect on the election of directors because directors are elected by a plurality of votes cast. Abstentions and broker non-votes will be disregarded for purposes of determining whether a matter has been approved because they are not considered votes cast. It is not anticipated that there will be any broker non-votes on the ratification of the appointment of KPMG LLP since brokers will have discretion to vote on this proposal even if they do not receive voting instructions from their beneficial owners.

Who is the Company's proxy solicitor?

The Company has engaged D. F. King & Co., 48 Wall Street, New York, New York 10005, to assist the Company in soliciting proxies at a total estimated cost of $11,500, plus reasonable out-of-pocket expenses. The cost of soliciting proxies will be paid by the Company. D. F. King & Co. may solicit proxies by mail, telephone, facsimile, e-mail, or in person. Certain officers, directors and employees of the Company may also solicit proxies for no additional compensation.

 II. PROPOSAL 1 — ELECTION OF DIRECTORS

The Restated Certificate of Incorporation and By-Laws of the Company provide that the Board of Directors shall consist of between three and 15 directors, with the exact number of directors to be set from time to time by the Board. The number of directors is currently set at 11. The members of the Board are divided into three classes, each having a three-year term that expires in successive years: Class I (three directors), Class II (four directors), and Class III (four directors).

The Board of Directors has nominated three directors to be elected in Class II at the Annual Meeting, each to serve a three-year term expiring at the 2013 Annual Meeting or until the individual is succeeded by another qualified director who has been duly elected. The nominees for director in Class II at the Annual Meeting are Norman R. Bobins, James E. Goodwin and Marc J. Walfish. Gerald F. Fitzgerald, Jr., a director of the Company since 2006, has elected not to stand for re-election, and, effective as of October 13, 2010, the Board reduced the number of directors to 10, with Class I consisting of three directors, Class II consisting of three directors, and Class III consisting of four directors.

Each nominee is currently serving as a director of the Company. Each nominee has been determined by the Board to be "independent" within the meaning of the New York Stock Exchange ("NYSE") rules. Under Delaware law and the Company's By-Laws, the three nominees for director who individually receive the greatest number of votes will be elected directors of the Company.

The Board of Directors recommends that stockholders vote "FOR" all nominees.

III. INFORMATION ABOUT THE DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Information about the director nominees and continuing directors whose terms expire in future years is set forth below:

Director Since
DIRECTOR NOMINEES:
Class II Directors whose terms expire at the 2010 Annual Meeting:
NORMAN R. BOBINS, 67: Since 2008, Non-Executive Chairman of The PrivateBank and Trust Company - Chicago (a financial services company). From May 2007 until October 2007, Chairman of the Board of LaSalle Bank Corporation. From 2002 to 2007, President and Chief Executive Officer of LaSalle Bank Corporation. From 2006 to 2007, President and Chief Executive Officer of ABN AMRO North America. From 2002 to 2007, Senior Executive Vice President at ABN AMRO Bank N.V., the Dutch parent of LaSalle Bank Corporation.	2007
Current public company directorships: The PrivateBancorp, Inc., SIMS Metal Management Limited and Nicor, Inc.

The Board of Directors concluded that Mr. Bobins should serve as a director of the Company based on his 42 years of banking experience, his financial and accounting knowledge, his service as a director of other public companies, and his civic involvement as a director of various not-for-profit organizations.

JAMES E. GOODWIN, 66: Since 2009, Chairman of Federal Signal Corporation (a safety and security products manufacturer). From 2007 to 2008, Interim President and Chief Executive Officer of Federal Signal Corporation. From 2001 to 2007, an independent business consultant. From 1999 to 2001, Chairman and Chief Executive Officer of UAL, Inc. and United Airlines, Inc., from which he retired after 34 years. From 1998 to 1999, President and Chief Operating Officer of United Airlines, Inc. From 1992 to 1998, Senior Vice President of United Airlines, Inc.	2002
Current public company directorships: First Chicago Bancorp, Federal Signal Corporation and John Bean Technologies Corp.

The Board of Directors concluded that Mr. Goodwin should serve as a director of the Company based on his airline industry experience and expertise, including his leadership positions at UAL, Inc. and United Airlines, Inc., his management experience and his financial expertise, as well as his global consulting experience and his service as a director of other public companies.

Director Since
MARC J. WALFISH, 58: Founding Partner of Merit Capital Partners (a mezzanine investor company) in 2003. From 1991 to 2003, partner at William Blair Mezzanine Capital Partners. From 1978 to 1991, various positions at Prudential Capital Corporation, most recently as Senior Vice President.	2003

The Board of Directors concluded that Mr. Walfish should serve as a director of the Company based on his experience in the finance industry, including as a founding partner of Merit Capital Partners, a mezzanine investor company, his knowledge of the capital markets and his expertise in corporate finance, strategic planning and risk management.

CONTINUING DIRECTORS:
Class III Directors whose terms expire at the 2011 Annual Meeting:
RONALD R. FOGLEMAN, 68: Since 1997, President and Chief Operating Officer of B Bar J Cattle Company (a consulting company). From 1994 to 1997, General, Chief of Staff, Headquarters United States Air Force, Washington, D.C.	2001
Current public company directorships: Alliant Techsystems, Inc.
Other public company directorships held in the past five years: World Air Holdings, Inc.

The Board of Directors concluded that Mr. Fogleman should serve as a director of the Company based on his leadership skills and record of accomplishment during a 34-year career with the United States Air Force, his business experience and business relationships gained through his senior management positions at two consulting organizations and his understanding of the government defense and services markets.

PATRICK J. KELLY, 55: Since 1986, Managing Director of KMK & Associates, LLC (a private equity firm with interests in companies operating in the food, distribution, technology, financial services, real estate and energy industries).	2006

The Board of Directors concluded that Mr. Kelly should serve as a director of the Company based on his leadership and operational experience at various businesses, his background as a long-term chief executive officer and his business expertise gained through his experience at a private equity firm with a diversified portfolio of operating companies.

TIMOTHY J. ROMENESKO, 53: Since 2007, President and Chief Operating Officer of AAR. From 1994 to 2007, Vice President, Chief Financial Officer and Treasurer of AAR. From 1991 to 1994, Corporate Controller of AAR.	2007

The Board of Directors concluded that Mr. Romenesko should serve as a director of the Company based on his current leadership position as President and Chief Operating Officer of the Company, his experience in various accounting and financial capacities during his 28-year career with the Company and his knowledge of the Company's commercial aviation and government and defense services markets.

Director Since
RONALD B. WOODARD, 67: Since 2003, Chairman of MagnaDrive, Inc. (an industrial torque transfer equipment company, which he co-founded following his retirement from The Boeing Company after 32 years). From 1995 to 1998, President of the Boeing Commercial Airplane Group. From 1991 to 1994, Vice President and General Manager of the Renton Division of Boeing Commercial Aircraft. From 1987 to 1991, President of deHavilland Aircraft. Prior to that, Vice President and General Manager of the Materiel Division of Boeing Commercial Aircraft, and various other management positions.	2004
Current public company directorships: Coinstar, Inc. and Continental Airlines, Inc.

The Board of Directors concluded that Mr. Woodard should serve as a director of the Company based on his original equipment manufacturing experience while at The Boeing Company, his knowledge of the commercial aviation industry and his experience as a director of other public companies, including Continental Airlines, Inc.

Class I Directors whose terms expire at the 2012 Annual Meeting:
MICHAEL R. BOYCE, 62: Since 2005, Chairman and Chief Executive Officer of PQ Corporation (a specialty chemicals company). Since 1998, Chairman and Chief Executive Officer of The Peak Group (an operating and acquisition company). From 1990 to 1998, President and Chief Operating Officer of Harris Chemical Group, Inc. (a chemicals company).	2005
Current public company directorships: Stepan Company.

The Board of Directors concluded that Mr. Boyce should serve as a director of the Company based on his experience as Chairman and Chief Executive Officer of two leading global organizations, his insight into global manufacturing, supply and distribution practices and his international business development skills.

JAMES G. BROCKSMITH, JR., 69: Since 1996, an independent business consultant. From 1990 to 1996, Deputy Chairman and Chief Operating Officer of KPMG LLP (a global accounting firm), where he retired after 31 years.	2001
Current public company directorships: Alberto Culver Company and Sempra Energy.

The Board of Directors concluded that Mr. Brocksmith should serve as a director of the Company based on his leadership position at KPMG, his knowledge of corporate accounting, tax and compliance practices and his expertise in financial and accounting issues relevant to the Company's businesses.

Director Since
DAVID P. STORCH, 57: Since 2007, Chairman of the Board and Chief Executive Officer of AAR. From 2005 until 2007, Chairman of the Board, President and Chief Executive Officer of AAR. From 1996 to 2005, President and Chief Executive Officer of AAR. From 1989 to 1996, President and Chief Operating Officer of AAR. From 1988 to 1989, Vice President of AAR.	1989
Current public company directorships: KapStone Paper and Packaging Corp. and Unitrin, Inc.

The Board of Directors concluded that Mr. Storch should serve as a director of the Company based on his current leadership position as Chairman and Chief Executive Officer of the Company, his leadership and management skills, his understanding of the Company's businesses gained during his 32-year career with the Company and his knowledge of the commercial aviation and government and defense services markets.

IV. CORPORATE GOVERNANCE

General

The Company has an ongoing commitment to good governance and business practices. We regularly review our policies and procedures, giving due consideration to current developments and "best practices" in the area of corporate governance. We believe that we comply with all applicable Securities and Exchange Commission ("SEC") and NYSE rules and regulations and have adopted additional corporate governance practices that we believe are in the best interests of the Company and its stockholders.

Copies of the following corporate governance documents are available on the Company's website at www.aarcorp.com under "Investor Relations/Corporate Governance":

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  Corporate Governance Guidelines

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  Categorical Standards and Policy for Determining Director Independence

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  Code of Business Ethics and Conduct

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  Audit Committee Charter

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  Compensation Committee Charter

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  Nominating and Governance Committee Charter

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  Executive Committee Charter

All of these corporate governance documents are also available in print to any stockholder upon written request to the Secretary of the Company at the Company's address listed on the first page of this Proxy Statement.

The Company maintains an Ethics Assist Line through a third-party provider to receive confidential complaints, information, suggestions or recommendations concerning the Company, its officers, directors and employees, policies, procedures, employment and business practices, accounting or audit matters, financial reporting or compliance with other Company policies or applicable regulatory or legal requirements. The Ethics Assist Line is toll-free and permits callers to identify themselves or remain anonymous at their election.

Director Independence

A majority of the members of the Board of Directors must be independent directors under the criteria established by the Board and under applicable NYSE rules. The Nominating and Governance Committee and the Board of Directors review each director annually and make a determination concerning independence after consideration of all known facts and circumstances. The Board has established categorical standards to assist it in determining director independence. The Company's "Categorical Standards and Policy for Determining Director Independence" include all of the elements of the applicable SEC and NYSE rules with respect to director independence, as well as those of the Company, and are attached as Appendix A to this Proxy Statement. Based on these categorical standards, its review of all relevant facts and information available, and the recommendations of the Nominating and Governance Committee, the Board, at its meeting in July 2010, affirmatively determined that no director has a material relationship with the Company that would impair the director's ability to exercise independent judgment and, accordingly, that each director is an independent director, except for David P. Storch, due to his status as Chairman of the Board and Chief Executive

Officer of the Company, and Timothy J. Romenesko, due to his status as President and Chief Operating Officer of the Company. Under the NYSE rules, a director employed by the Company is not an independent director by definition.

Board Leadership Structure

The Board of Directors determines the leadership structure for the Board and the Company in a manner that it believes best serves the interests of the Company's stockholders. As stated in the Company's Corporate Governance Guidelines, the Board has no fixed policy with respect to combining or separating the offices of Chairman of the Board and Chief Executive Officer. Currently, the Company's Chief Executive Officer, David P. Storch, is also Chairman of the Board. The Board believes this structure is the most effective and appropriate leadership structure for the Board and the Company at this time for the following principal reasons:

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  Mr. Storch has served the Company in senior management positions for over 20 years (beginning in 1989 as President and Chief Operating Officer of the Company and continuing through his current position as Chairman and Chief Executive Officer). See "Executive Compensation — Compensation Arrangement with Chief Executive Officer" on page 39 for information relating to Mr. Storch's 32-year career with the Company.

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  A combined Chairman and Chief Executive Officer has the ability to formulate and implement a strategic vision for the Company and to pursue business initiatives in support of that vision.

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  The Board of Directors, particularly the non-management directors, provides substantial independent oversight of the conduct of the Company's business. The Company does not have a lead director in title, but Ronald R. Fogleman, the Chairman of the Nominating and Governance Committee, acts in that capacity and chairs all executive sessions of the non-management directors. The non-management directors meet regularly in executive sessions, including at every regularly scheduled Board meeting, after which Mr. Fogleman briefs Mr. Storch as appropriate.

Risk Management Oversight

The Board of Directors, directly and through its committees, is responsible for overseeing management's process for assessing and managing the Company's exposure to risks. In that role, the Board regularly reviews and responds to management's business strategies and initiatives, the Company's quarterly and annual financial results and information relating to the Company's competitive position, customer base, and capital and liquidity position. The Audit Committee oversees management's enterprise risk committee, which is responsible for identifying the principal risks to the Company, developing and implementing risk mitigation strategies and reporting to the Audit Committee. In the fiscal year ending May 31, 2010 ("Fiscal 2010"), the enterprise risk committee reviewed and discussed with the Audit Committee the Company's principal risks and outlined its risk mitigation approach for addressing these risks. The Audit Committee reviews and reports to the Board on risks relating to accounting, financial reporting and legal compliance, risks identified by the Company's internal and external auditors, and matters raised through the Company's Ethics Assist Line. The Compensation Committee oversees and reports to the Board on the Company's incentive compensation programs to assure that they are appropriately structured to incentivize officers and key employees while assuring appropriate risk. The Nominating and Governance Committee oversees and reports to the Board on corporate governance risks, including director independence and related party transactions. The Board and its committees receive information from and have regular access to the individual members of management responsible for managing risk, including the Company's Chief Executive Officer, President, Chief Financial Officer, Group Vice Presidents, Controller, General Counsel and Internal Auditor.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board, the Chairman of the Board, independent directors as a group, or any individual director or Committee Chairman by mail addressed to: AAR CORP., Attention: Independent Directors, or the name of the individual director, c/o Corporate Secretary, AAR CORP., One AAR Place, 1100 North Wood Dale Road, Wood Dale, Illinois 60191. The independent members of the Board of Directors have approved procedures for the processing, review and disposition of all communications sent by stockholders or other interested parties to the Board of Directors.

Corporate Governance Guidelines

The Company adopted Corporate Governance Guidelines to codify long-standing policies and procedures and to demonstrate its commitment to corporate governance best practices. These Guidelines, under the administration of the Nominating and Governance Committee of the Board of Directors, address director qualification standards, director responsibilities, director access to management and independent advisors, director compensation, management evaluation and succession, and the annual performance evaluation of the Board of Directors. These Guidelines are reviewed annually by the Nominating and Governance Committee and the Board of Directors.

Director Nominations and Qualifications

The Board of Directors, acting through the Nominating and Governance Committee, is responsible for identifying, evaluating and recommending candidates for director. The Nominating and Governance Committee obtains recommendations from management, other directors, business and community leaders, and stockholders, and may retain the services of a consultant to assist in identifying candidates. The Nominating and Governance Committee considers all director candidates in the same manner, including director candidates recommended by stockholders, regardless of the source of the recommendation. In its evaluation of director candidates, the Nominating and Governance Committee considers the factors specified in the Company's Corporate Governance Guidelines, including:

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  a high level of integrity and professional and personal ethics and values consistent with those of the Company;

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  professional background and relevant business and industry experience;

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  current employment, leadership experience and other board service;

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  demonstrated business acumen or special technical skills or expertise (e.g., auditing, financial, legal or aviation/aerospace);

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  a commitment to enhancing stockholder value and serving the interests of all stockholders;

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  independence (including within the meaning of the applicable NYSE rules) and freedom from any conflicts of interest that would interfere with a director's ability to discharge his duties; and

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  willingness and ability to make the commitment of time and attention necessary for effective board service.

In addition, while the Board of Directors does not have a formal diversity policy relating to director nominations, the Nominating and Governance Committee considers the racial, ethnic and gender diversity of the Board and director candidates, as well as the diversity of their knowledge, skills, experience, background and perspective, to assure that the Company maintains the benefit of a diverse, balanced and effective Board.

A full list of the qualifications of director candidates considered by the Committee is set forth in the Corporate Governance Guidelines on the Company's website at www.aarcorp.com under "Investor Relations/Corporate Governance" and is available in print to any stockholder upon written request to the Secretary of the Company at the address listed on the first page of this Proxy Statement. The Nominating and Governance Committee regularly reviews these qualifications and the performance of individual directors and the Board as a whole.

Following its evaluation of director candidates, the Nominating and Governance Committee recommends its director nominees to the Board of Directors. The Board makes the final determination of director nominees to be elected by the Company's stockholders based on its review and consideration of the Committee's recommendation.

Stockholders may submit a proposed nomination to the Nominating and Governance Committee for consideration with respect to the Annual Meeting of Stockholders for the year 2011 by writing to the Secretary, AAR CORP., One AAR Place, 1100 North Wood Dale Road, Wood Dale, Illinois 60191. To be considered, proposed nominations must be received by the Secretary of the Company no later than April 18, 2011, must state the reasons for the proposed nomination and contain the information required under the Company's By-Laws, including the full name and address of each proposed nominee, as well as a brief biographical history setting forth past and present directorships, employment and occupations, information as to stock ownership, other arrangements regarding the Common Stock, and any other qualifications. Proposed nominations must also include a statement indicating that the proposed nominees have consented to being named in the Proxy Statement and to serve if elected.

Executive Sessions

Independent directors of the Board meet in executive session without management as part of each regular Board meeting and otherwise when circumstances make it advisable or necessary. The Chairman of the Nominating and Governance Committee presides at the executive sessions of independent directors.

Code of Business Ethics and Conduct

The Company's Code of Business Ethics and Conduct adopted by the Board of Directors applies to all directors, officers, and employees, including the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer, and the Chief Accounting Officer and Controller. The purpose of the Code of Business Ethics and Conduct is to promote the highest ethical standards in the Company's business practices and procedures, including the ethical handling of actual or apparent conflicts of interest; full, fair and timely disclosure; and compliance with applicable laws and governmental rules and regulations. Employees are encouraged to report to the Company any conduct that they believe in good faith to be in violation of the Code of Business Ethics and Conduct. We will post any amendments to the Code of Business Ethics and Conduct and any waivers from the Code granted by the Board to directors or executive officers on the Company's website as required under SEC rules.

Related Person Transaction Policy

The purpose of the Related Person Transaction Policy adopted by the Board of Directors is to provide for the identification, review, and consideration of transactions between the Company or its subsidiaries and any related persons. "Related persons" means the Company's directors, director nominees, executive officers, greater than five percent beneficial owners of the Company's voting securities, members of their immediate families, and any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Under the Policy, any related person transaction involving amounts in excess of $120,000, subject to certain exceptions, must be reviewed, considered, and approved by the Board of Directors directly or through the Nominating and Governance Committee. Review of a proposed related person transaction takes into consideration, among other factors deemed appropriate, the purpose of, and the potential benefits to the Company of, the related person transaction, and the impact of the related person transaction on a director's independence in the event that the related person is a director or an immediate family member of a director. No member of the Board or the Nominating and Governance Committee may participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

The Policy provides that the Company may undertake certain pre-approved related person transactions without further specific review, consideration, and approval, including the following:

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  transactions in which the related person's interest derives solely from his or her service as a director of another corporation or entity that is a party to the transaction;

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  transactions in which the related person's interest derives solely from his or her ownership (together with that of any other related persons) of less than 10% of the equity interest in another person (other than a general partnership interest) that is a party to the transaction;

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  transactions in which the related person's interest derives solely from his or her ownership of a class of equity securities of the Company and all holders of that class of equity securities receive the same benefits on a pro rata basis;

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  transactions involving the purchase or sale of products in the ordinary course of business, not exceeding $120,000 on an annual basis; and

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  compensation paid to executive officers and directors of the Company that is reported in the Company's proxy statement or otherwise approved by the Compensation Committee.

Mr. Ira A. Eichner, the Founder and a former director and Chairman of the Board of the Company, provides consulting services to the Company pursuant to a consulting agreement that expires on October 18, 2010, under which he receives a quarterly consulting fee in the amount of

$37,500. During Fiscal 2010, Mr. Eichner received $150,000 in consulting fees. Mr. Eichner is Founder and Chairman of the Board Emeritus, an honorary position, and Mr. Storch's father-in-law.

Board Committees

The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and an Executive Committee. The following table shows the current membership of each committee:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Executive Committee
Norman R. Bobins	X
Michael R. Boyce		X	X
James G. Brocksmith, Jr.	X	Chair
Gerald F. Fitzgerald, Jr.	X
Ronald R. Fogleman		X	Chair
James E. Goodwin	Chair		X	X
Patrick J. Kelly		X
Timothy J. Romenesko
David P. Storch				Chair
Marc J. Walfish	X		X	X
Ronald B. Woodard	X	X

Effective October 13, 2010 with the reduction in the size of the Board to 10 directors, the following changes to committee membership will take place: Mr. Fitzgerald will no longer be a member of the Audit Committee; Mr. Kelly will become a member of the Audit Committee and the Nominating and Governance Committee but will no longer be a member of the Compensation Committee; and Mr. Bobins will become a member of the Compensation Committee.

Audit Committee

The Audit Committee is comprised entirely of independent directors qualified to serve on the Audit Committee under applicable SEC and NYSE rules, and the Company's Categorical Standards and Policy for Determining Director Independence. Its members are James E. Goodwin (Chairman), Norman R. Bobins, James G. Brocksmith, Jr., Gerald F. Fitzgerald, Jr., Marc J. Walfish, and Ronald B. Woodard. The Board of Directors has determined that each Audit Committee member is an "audit committee financial expert" within the meaning of applicable SEC rules.

The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Audit Committee and the Board of Directors at their July 2010 meetings. The full text of the Audit Committee charter appears on the Company's website and is available in print to any stockholder upon written request to the Secretary of the Company at the Company's address listed on the first page of this Proxy Statement.

The Audit Committee is primarily concerned with the integrity of the Company's financial statements, compliance with legal and regulatory requirements and the performance of the Company's internal audit function and independent registered public accounting firm. The Audit Committee performs the specific functions described in its charter, including:

  •
  approves and engages the independent registered public accounting firm that audits the Company's consolidated financial statements;

  •
  pre-approves all non-audit/audit related services furnished by the independent registered public accounting firm;

  •
  maintains communication between the Board and the independent registered public accounting firm;

  •
  monitors the qualifications, independence and performance of the independent registered public accounting firm;

  •
  oversees and reviews the Company's financial reporting processes and practices;

  •
  oversees and reviews the quality and adequacy of internal controls over financial reporting, disclosure controls and the organization and performance of the Company's internal audit department;

  •
  reviews the scope and results of audits;

  •
  oversees the Company's enterprise risk committee; and

  •
  meets with the independent registered public accounting firm representatives and internal audit department representatives without members of management present.

The Audit Committee held seven meetings during Fiscal 2010. The Audit Committee Report for Fiscal 2010 appears on page 61.

Compensation Committee

The Compensation Committee is comprised entirely of independent directors as defined under applicable NYSE rules and the Company's Categorical Standards and Policy for Determining Director Independence. Its members are James G. Brocksmith, Jr. (Chairman), Michael R. Boyce, Ronald R. Fogleman, Patrick J. Kelly, and Ronald B. Woodard.

The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Compensation Committee and the Board of Directors at their July 2010 meetings. The full text of the Compensation Committee charter appears on the Company's website and is available in print to any stockholder upon written request to the Secretary of the Company at the Company's address listed on the first page of this Proxy Statement.

The Compensation Committee is primarily concerned with establishing, reviewing and approving Chief Executive Officer compensation, reviewing and approving other senior executive compensation and overseeing the AAR CORP. Stock Benefit Plan and any other compensation and employee benefit plans. The Compensation Committee performs the specific functions described in its charter, including:

  •
  reviews and approves compensation policies and practices for all elected corporate officers, including named executive officers;

  •
  fixes the compensation of the Chief Executive Officer and, together with the full Board, evaluates the Chief Executive Officer's performance;

  •
  administers the Company's annual cash incentive and long-term stock incentive programs for officers, the AAR CORP. Stock Benefit Plan, and the AAR Section 162(m) Incentive Goal Program;

  •
  recommends director compensation and benefits to the Board for approval; and

  •
  oversees administration of certain other employee benefit, director deferred compensation, savings and retirement plans.

The Compensation Committee held six meetings during Fiscal 2010. The Compensation Committee's Report on Executive Compensation for Fiscal 2010 appears on page 23.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised entirely of independent directors as defined under applicable NYSE rules and the Company's Categorical Standards and Policy for Determining Director Independence. Its members are Ronald R. Fogleman (Chairman), Michael R. Boyce, James E. Goodwin, and Marc J. Walfish.

The Nominating and Governance Committee acts pursuant to a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Nominating and Governance Committee and the Board of Directors at their July 2010 meetings. The full text of the Nominating and Governance Committee charter appears on the Company's website and is available in print to any stockholder upon written request to the Secretary of the Company at the Company's address listed on the first page of this Proxy Statement.

The Nominating and Governance Committee is responsible for both nominating and governance matters as described in its charter. The Nominating and Governance Committee performs the specific functions described in its charter, including:

  •
  oversees the composition, structure and evaluation of the Board and its committees;

  •
  reviews, considers, and acts upon related person transactions;

  •
  develops and recommends Corporate Governance Guidelines for Board approval; and

  •
  monitors and screens directors for independence and recommends to the Board qualified candidates for election as directors and to serve on Board committees.

The Nominating and Governance Committee held two meetings during Fiscal 2010.

Executive Committee

The Executive Committee is comprised of David P. Storch (Chairman), James E. Goodwin, and Marc J. Walfish. Mr. Goodwin and Mr. Walfish are each independent directors as defined by applicable NYSE rules and the Company's Categorical Standards and Policy for Determining Director Independence.

The Executive Committee acts pursuant to a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Executive Committee and the Board of Directors at their July 2010 meetings. The full text of the Executive Committee charter appears on the Company's website and is available in print to any stockholder upon written request to the Secretary of the Company at the Company's address listed on the first page of this Proxy Statement.

The Executive Committee is authorized to meet between meetings of the Board of Directors and exercise certain powers of the Board with respect to urgent matters or other matters referred to it by the Board for deliberation or action, subject to limitations imposed by the Committee's charter, the Board, applicable law and the Company's By-Laws.

The Executive Committee held one meeting during Fiscal 2010.

Board Meetings and Attendance

During Fiscal 2010, the Board held eight meetings. All persons who were directors during Fiscal 2010 attended at least 75% of the Board meetings and meetings of Board committees on which they served. The Company's Corporate Governance Guidelines provide that directors are expected to attend all stockholder meetings. All the members of the Company's Board of Directors attended the Company's 2009 Annual Meeting of Stockholders.

Director Compensation

The Board believes that compensation for any director who is not an officer or employee of the Company or any subsidiary ("Non-Employee Director") should be a mix of cash and equity compensation. Director compensation and benefits are recommended to the Board of Directors from time to time by the Compensation Committee for Board approval. Directors who are officers or employees of the Company or any subsidiary receive no additional compensation for service on the Board or any of its committees.

Cash Compensation

Each Non-Employee Director receives an annual retainer of $45,000, a fee of $2,500 for attendance at each meeting of the Board or any Board committee attended in person ($1,250 per meeting for telephonic Board or Board committee meetings), plus reimbursement of expenses. Each Committee Chairman (other than Mr. Storch) receives an additional $5,000 annual retainer.

Annual retainer fees are paid quarterly, Committee Chairman retainer fees are paid annually, and meeting fees are paid promptly following each meeting attended, as are expense reimbursements. Each Non-Employee Director may elect to defer receipt of the retainer and meeting fees pursuant to the Company's Non-Employee Directors' Deferred Compensation Plan. Under the Plan, deferred retainer fees are converted into stock units equivalent to shares of Common Stock, and deferred meeting fees are credited with interest quarterly based on the 10-year United States Treasury Bond rate. Distributions of deferred retainer fees under the Plan are made in cash or equivalent value Common Stock, at the participant's election, and distribution of deferred meeting fees are made in cash, in each case upon termination of service on the Board or on the happening of certain other events, as specified in the Plan.

Equity Compensation

Each Non-Employee Director also is eligible to receive stock option grants and restricted stock awards from time to time under the AAR CORP. Stock Benefit Plan, as may be determined by the Compensation Committee and the Board of Directors. On July 14, 2009, the Board of Directors, upon the recommendation of the Compensation Committee, approved a restricted stock grant to each Non-Employee Director of 4,000 shares for Fiscal 2010, vesting pro-rata over a three-year period on each anniversary of the grant date. On that same date, the Board of Directors approved a restricted stock grant to each Non-Employee Director of 4,000 shares to be made for the fiscal year ending May 31, 2011 ("Fiscal 2011"), also with a three-year vesting period. Restricted stock recipients are entitled to vote and receive dividends, if any, on shares of restricted stock.

Other Compensation

Each Non-Employee Director, upon being elected a director, receives term life insurance coverage of $200,000 and is eligible (with spouse) to participate in a Company-paid, annual physical program. The Company also reimburses its directors for travel, lodging and related expenses they incur in attending Board and committee meetings.

Fiscal 2011 Director Compensation

Non-Employee Director compensation for Fiscal 2011 will remain the same as it was in Fiscal 2010.

Director Compensation Table

The following table details the total compensation paid to the Company's Non-Employee Directors for Fiscal 2010:

Name[1]	Fees Earned or Paid in Cash ($)[2]	Stock Awards ($)[3]	Option Awards ($)[4]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)[5]	All Other Compensation ($)[6]	Total ($)
Norman R. Bobins	67,500	62,080	0	0	0	120	129,700
Michael R. Boyce	73,750	62,080	0	0	0	120	135,950
James G. Brocksmith, Jr.	91,250	62,080	0	0	56,026	6,620	215,976
Gerald F. Fitzgerald, Jr.	72,500	62,080	0	0	0	749	135,329
Ronald R. Fogleman	82,500	62,080	0	0	0	2,098	146,678
James E. Goodwin	77,500	62,080	0	0	0	120	139,700
Patrick J. Kelly	70,000	62,080	0	0	0	526	132,606
Marc J. Walfish	75,000	62,080	0	0	0	120	137,200
Ronald B. Woodard	86,250	62,080	0	0	0	120	148,450
1
Mr. Storch and Mr. Romenesko are not included in this table as they are employee directors of the Company and receive no additional compensation for their service as directors. Their compensation from the Company is set forth in the Summary Compensation Table in this Proxy Statement.

2
The following table provides a breakdown of director fees earned or paid in cash for Fiscal 2010:

Name	Annual Retainer ($)	Committee Chair Retainer Fees ($)	Meeting Fees ($)	Total ($)
Norman R. Bobins	45,000	0	22,500	67,500
Michael R. Boyce	45,000	0	28,750	73,750
James G. Brocksmith, Jr.	45,000	5,000	41,250	91,250
Gerald F. Fitzgerald, Jr.	45,000	0	27,500	72,500
Ronald R. Fogleman	45,000	5,000	32,500	82,500
James E. Goodwin	45,000	5,000	27,500	77,500
Patrick J. Kelly	45,000	0	25,000	70,000
Marc J. Walfish	45,000	0	30,000	75,000
Ronald B. Woodard	45,000	0	41,250	86,250
3
The amounts in this column reflect the aggregate grant date fair value of the Fiscal 2010 restricted stock awards granted to each Non-Employee Director computed in accordance with FASB ASC Topic 718. As of May 31, 2010, the number of unvested restricted shares held by each Non-Employee Director was as follows: Mr. Bobins, 5,667 shares; Mr. Boyce, 6,501 shares; Mr. Brocksmith, 6,501 shares; Mr. Fitzgerald, 6,501 shares; Mr. Fogleman, 6,501 shares; Mr. Goodwin, 6,501 shares; Mr. Kelly, 6,501 shares; Mr. Walfish, 6,501 shares; and Mr. Woodard 6,501 shares.

4
No stock options were granted to Non-Employee Directors in Fiscal 2010. The aggregate number of shares issuable pursuant to stock options held by each Non-Employee Director as of May 31, 2010 was as follows: Mr. Bobins, 0; Mr. Boyce, 0; Mr. Brocksmith, 7,000; Mr. Fitzgerald, 0; Mr. Fogleman, 17,000; Mr. Goodwin, 17,000; Mr. Kelly, 0; Mr. Walfish, 17,000; and Mr. Woodard, 3,500.

5
Mr. Brocksmith is the only current director eligible to receive benefits under the Company's Non-Employee Directors' Retirement Plan upon retirement from the Board. Effective April 10, 2001, the Company terminated this Plan, which provides for quarterly cash payments following retirement in an amount equal to 25% of the annual retainer for a period equal to the total number of years of service as a director, up to a maximum of 10 years, or until death. The amount in this column represents the increase in the present value of accumulated benefits under this Plan during Fiscal 2010, determined using assumptions consistent with those used for reporting purposes in the Company's 2010 Form 10-K. There were no preferential or above-market earnings credited under the Company's Non-Employee Directors' Deferred Compensation Plan.

6
This column includes reimbursed expenses in connection with spousal travel and/or travel and hotel expense in connection with the Company-paid director/spouse annual physical program as well as the cost of the annual physical program and the cost of term life insurance.

Compensation Committee Interlocks and Insider Participation

Messrs. Brocksmith, Boyce, Fogleman, Kelly, and Woodard, all of whom are independent Non-Employee Directors, are the current members of the Compensation Committee of the Board of Directors of the Company. During Fiscal 2010, none of the executive officers of the Company served on the board of directors or compensation committee of any entity whose officers served either on the Board of Directors of the Company or on the Compensation Committee of the Board of Directors of the Company.

V. SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following tables show the shares of Common Stock beneficially owned, as of July 31, 2010, by (i) each current director and director nominee for election to the Board, (ii) each executive officer named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group, and (iv) each beneficial owner of more than five percent of the outstanding shares of Common Stock. Except as noted, the nature of beneficial ownership for shares shown in the tables is sole voting and investment power, and none of the shares shown in the tables is pledged by any of the persons listed.

Security Ownership of Management

Name	Shares Beneficially Owned[1]	Percent of Shares Outstanding if Greater than 1%
Norman R. Bobins	15,500	—
Michael R. Boyce[2]	42,300	—
James G. Brocksmith, Jr.	25,000	—
James J. Clark	175,847	—
Gerald F. Fitzgerald, Jr.	38,000	—
Ronald R. Fogleman	35,000	—
James E. Goodwin	37,000	—
Patrick J. Kelly[3]	31,500	—
Richard J. Poulton	109,627	—
Terry D. Stinson	46,589	—
Timothy J. Romenesko	265,633	—
David P. Storch[4,5]	1,477,884	3.6%
Marc J. Walfish	42,000	—
Ronald B. Woodard	25,500	—
All directors and executive officers as a group	2,367,380	5.8%
1
Includes unvested restricted shares held by directors and executive officers, as well as the following shares of the identified person that may be acquired within 60 days of July 31, 2010 through the exercise of stock options: Mr. Brocksmith, 7,000 shares; Mr. Clark, 34,312 shares; Mr. Fogleman, 17,000 shares; Mr. Goodwin, 17,000 shares; Mr. Poulton, 24,000 shares; Mr. Romenesko, 44,783 shares; Mr. Stinson, 3,333 shares; Mr. Storch, 395,408 shares; Mr. Walfish, 17,000 shares; and Mr. Woodard, 3,500 shares; and all directors and executive officers as a group, 563,336 shares.

2
Includes 10,000 shares beneficially owned through Maverick Investors Limited Partnership, a family partnership of which Mr. Boyce is a general partner.

3
Includes 16,000 shares beneficially owned through KMK & Associates, LLC, of which Mr. Kelly is a one-third owner.

4
Includes 18,810 shares beneficially owned by Mr. Storch's wife, as to which Mr. Storch disclaims beneficial ownership.

5
Includes 50,000 shares beneficially owned through DPS Asset Management LLC, a family investment vehicle of which Mr. Storch is President.

 Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Earnest Partners, LLC[1] 1180 Peachtree Street, NE, Suite 2300 Atlanta, GA 30309	3,092,086	7.9%
BlackRock, Inc.[2] 40 East 52nd Street New York, NY 10022	3,002,172	7.7%
Barclays Global Investors, NA3 400 Howard Street San Francisco, CA 94105	2,616,811	6.8%
Bay Resources Partners, L.P.[4] 2100 River Edge Parkway, Suite 840 Atlanta, GA 30328	2,399,784	6.2%
1
Based on a Schedule 13G filing dated January 22, 2010, Earnest Partners, LLC disclosed beneficial ownership with respect to the shares as follows:

• Sole voting power:	1,345,559
• Shared voting power:	686,827
• Sole dispositive power:	3,092,086
• Shared dispositive power:	0
2
Based on a Schedule 13G filing dated December 14, 2009, BlackRock, Inc. disclosed beneficial ownership with respect to the shares as follows:

• Sole voting power:	3,002,172
• Shared voting power:	0
• Sole dispositive power:	3,002,172
• Shared dispositive power:	0
3
Based on a Schedule 13G filing dated February 6, 2009, Barclays Global Investors, NA and certain of its affiliates disclosed beneficial ownership with respect to the shares as follows:

• Sole voting power:	2,024,780
• Shared voting power:	0
• Sole dispositive power:	2,616,811
• Shared dispositive power:	0
4
Based on a Schedule 13G filing dated August 19, 2009, Bay Resource Partners, L.P. and certain of its affiliates disclosed beneficial ownership with respect to the shares as follows:

• Sole voting power:	103,900
• Shared voting power:	2,295,884
• Sole dispositive power:	103,900
• Shared dispositive power:	2,295,884

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and beneficial owners of more than 10% of the Company's stock, if any, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and the NYSE, and to furnish copies of these forms to the Company. To the Company's knowledge, based solely upon a review of copies of SEC Forms 3, 4 and 5 and upon related written representations furnished to the Company with respect to Fiscal 2010, the Company believes that all of the Company's officers and directors filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934 during Fiscal 2010.

VI. EXECUTIVE COMPENSATION

Compensation Committee's Report on Executive Compensation for Fiscal 2010

The Compensation Committee of the Board of Directors of the Company furnishes the following report to the stockholders of the Company in accordance with applicable SEC rules.

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis set forth below with the Company's management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

Compensation Committee
    James G. Brocksmith, Jr., Chairman
    Michael R. Boyce
    Ronald R. Fogleman
    Patrick J. Kelly
    Ronald B. Woodard

Compensation Discussion and Analysis

Overview

The purpose of this Compensation Discussion and Analysis section is to describe and explain the Company's executive compensation program, including:

  •
  the goals of the executive compensation program;

  •
  the role of the Compensation Committee;

  •
  the key factors affecting compensation decisions;

  •
  the principal compensation elements used to achieve the Company's goals;

  •
  the compensation decisions made with respect to Fiscal 2010 compensation for the Company's Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers (collectively, the "named executive officers"); and

  •
  the reasons for these compensation decisions.

Goals of the Executive Compensation Program

The goals of the Company's executive compensation program are to:

  •
  attract and retain talented executives capable of achieving the Company's strategic business initiatives;

  •
  motivate and reward executives to meet or exceed financial performance measures designed to produce outstanding business results for the Company and contribute to long-term stockholder value; and

  •
  provide for compensation that strikes a proper balance between short-term and long-term compensation, and between cash and equity compensation, in each case taking into account Company, business group and individual performance.

Role of the Compensation Committee

The Compensation Committee is responsible for structuring and administering executive compensation. The Compensation Committee is comprised of five individuals, each of whom has been determined by the Board of Directors to be:

  •
  an independent director of the Company under applicable NYSE rules and the Company's Categorical Standards and Policy for Determining Director Independence;

  •
  a non-employee director for purposes of Rule 16b-3 of the Exchange Act; and

  •
  an outside director for purposes of Section 162(m) of the Internal Revenue Code.

The Compensation Committee relies upon the judgment of its members and considers historical and comparative compensation information and other relevant information provided by management and outside compensation consultants in making compensation decisions. It reviews the performance of the Company and the executives during the year, taking into account established goals, leadership qualities, operational performance, business responsibilities, career experience, and long-term potential to enhance stockholder value. In addition, the Compensation Committee considers other key factors that it deems relevant in making executive compensation decisions, including those identified below.

Key Factors Affecting Executive Compensation Decisions

The following are key factors affecting the executive compensation decisions made by the Compensation Committee for the Company's executives, including its named executive officers:

  •
  Relationship Between Pay and Performance:    A principal compensation guideline of the Compensation Committee is to establish a strong link between pay and performance. The Compensation Committee seeks to set the types and levels of performance-based awards so that superior performance is rewarded with superior compensation, while below target performance results in below target compensation. Generally, as an executive's level of responsibility increases, a greater percentage of total compensation opportunity is based on performance, and the mix of total compensation shifts toward stock. This approach aligns the long-term interests of the executives with those of stockholders. For Fiscal 2010, an executive's annual cash incentive and the number of performance-based shares of restricted stock received by the executive were based upon the Company's Fiscal 2010 actual results compared to certain pre-established performance goals (including the Company's Fiscal 2010 net income and its long-term recourse net debt to capital ratio).

  •
  Role of Compensation Consultant:    The Compensation Committee has the authority under its charter to retain the services of outside advisors. The Compensation Committee has retained compensation consultants in the past to advise on the design and implementation of the various elements of the program and the level of individual executive participation. In Fiscal 2009, the Compensation Committee first retained Hewitt Associates LLC ("Hewitt") to serve as compensation consultant to the Compensation Committee, and Hewitt continued in that role in Fiscal 2010. Hewitt provides advice and information to the Compensation Committee on executive compensation matters, including with respect to executive pay philosophy and design, prevailing market practices, relevant legal and regulatory requirements and peer-group data. As described below, Hewitt assisted the Compensation Committee with the establishment of a new peer group of companies for compensation comparison purposes and the benchmarking of executive and director compensation for Fiscal 2010 and 2011. Neither Hewitt nor any of its affiliates provided any other services to the Company in Fiscal 2010.

  •
  Competitive and Benchmarking Information:    Total compensation opportunities for each executive are intended to be competitive with those offered by other companies competing for talent in the Company's employment market. The Company periodically reviews compensation paid by a peer group of companies in determining base salaries, annual cash incentive opportunities and long-term incentive opportunities provided to its executive officers. The Compensation Committee historically benchmarks total direct compensation (meaning base salary, plus annual cash incentive, plus long-term incentive opportunity) for the Company's executive officers at or near the 75th percentile based on compensation of comparable positions at a peer group of companies, with base salaries targeted between the 50th and 75th percentile of salary levels of comparable positions in the peer group companies.

    In July 2009, the Compensation Committee, based on its review and analysis of Hewitt's recommendations and supporting information, approved a new peer group for the Company for executive compensation purposes consisting of companies both within and outside the Aerospace and Defense sector using the following criteria: company type (publicly traded on a major exchange); location (headquartered in the United States); industry type (using Standard and Poor's GICS codes); annual revenues (one-third to three times the Company's annual revenues); businesses that are similar to the Company's business groups; stock price volatility; and various financial performance measures (including revenue growth, net income growth, earnings per share growth, total return and return on average assets). The Company's peer group consists of the following 25 companies:

Aircastle Ltd.	Kaman Corporation
B/E Aerospace, Inc.	Ladish Co., Inc.
Cascade Corporation	Lawson Products
Curtiss-Wright Corporation	Moog Inc.
Ducommun Incorporated	MSC Industrial Direct Co., Inc.
DXP Enterprises, Inc.	Rockwell Collins, Inc.
Dyncorp International Inc.	Spirit AeroSystems Holdings
Esterline Technologies Corporation	Teledyne Technologies Incorporated
FreightCar America, Inc.	The Greenbrier Companies, Inc.
H&E Equipment Services, Inc.	TransDigm Group Inc.
HEICO Corp.	Triumph Group, Inc.
Hexcel Corporation	Wabtec Corporation
Interline Brands, Inc.

    At its July 2009 meeting, the Compensation Committee used information from this peer group in setting performance goals for Fiscal 2010 annual cash incentives based on the Company's net income performance and a long-term recourse net debt to capital ratio. The Compensation Committee also analyzed the total direct compensation of the Company's executive officers at its July 2009 meeting, using compensation data provided by Hewitt of the Company's new peer group and of general industry companies with revenues between $500 million and $3 billion.

  •
  Historical Compensation Information:    The Compensation Committee reviews and considers historical compensation data for the Company's executives, including the named executive officers. This data includes summaries of cash and equity compensation received in past years by each of the executive officers. In addition, the Compensation Committee reviews tally sheets that summarize the named executive officers' total annual compensation, including cash and non-cash direct compensation, cumulative benefits and savings under retirement plans and equity compensation programs, perquisites and potential payments on termination of employment, whether on a Change in Control of the Company or otherwise.

  •
  Recommendations of the Chief Executive Officer:    Based upon the compensation parameters established by the Compensation Committee and its compensation consultant, the Company's Chief Executive Officer provides recommendations regarding compensation actions for all of the other named executive officers. In making these recommendations, the Chief Executive Officer evaluates the performance of the executives during the prior year against pre-established performance goals, which cover a range of objective and subjective factors. Some of the performance goals relate to the Company's financial performance or the executive's business unit's financial performance. Other performance goals are non-quantitative and relate to customer relationships, acquisition integration, diversity development or similar Company initiatives. The Company's Human Resources Department assists the Chief Executive Officer by collecting and organizing relevant historical and current compensation information, including information received from the Compensation Committee's consultant, as well as peer group compensation information and industry trends. The Chief Executive Officer and the Vice President of the Human Resources Department participate in all regularly scheduled Compensation Committee meetings.

    The Chief Executive Officer and the Compensation Committee actively discuss compensation decisions for the Company's executives. However, the Compensation Committee has the ultimate decision-making authority and responsibility for compensation decisions affecting the Company's executives, including its named executive officers.

  •
  Internal Pay Equity:    In addition to peer group compensation information and general industry compensation information, the Compensation Committee reviews internal pay comparisons among the Company's executives to ensure that the Company's executive compensation program reflects the executives' positions, responsibilities and contributions to the Company.

Principal Compensation Elements of the Executive Compensation Program

Base Salary

The Company provides competitive base salaries designed to reward individual performance and contributions consistent with an executive officer's position and responsibilities. The Compensation Committee annually reviews the base salaries of all corporate officers, including the Chief Executive Officer and the other named executive officers, and may adjust base salaries depending upon:

  •
  the executive's current salary;

  •
  the executive's qualifications, responsibilities, and assessed performance contribution, including significant changes in responsibility or performance related to established goals;

  •
  the executive's tenure with the Company and the position held by the executive;

  •
  competitive salary considerations relative to similar positions at other companies competing for talent in the Company's employment market, including the cited peer group companies; and

  •
  the recommendation of the Chief Executive Officer, in the case of all other executive officers.

The Compensation Committee sets the base salaries of the Company's named executive officers in the 50th to 75th percentile of salary levels of comparable positions in its peer group companies. The Company does not target base salaries as any specific percentage of total compensation when setting base salary; however, given the emphasis on the link between pay and performance, base salaries are a less significant percentage of total compensation compared to the Company's variable performance-based compensation.

In July 2009, management recommended, and the Compensation Committee approved, the freezing for the first six months of Fiscal 2010 the base salaries of all employees, including the named executive officers, who earned more than $100,000 (employees earning $75,000 or less received a 2% salary increase and employees earning between $75,000 and $100,001 received a 1% salary increase). The one exception was Mr. Poulton, whose base salary was adjusted to $360,000 from $330,000 to put him at the 50th percentile of base salary levels among chief financial officers of the Company's new peer group. The salary freeze reflected management's concern with the state of the recovery of the commercial aviation industry and was to be revisited by management in mid-Fiscal 2010. In December 2009, management determined that all employees not previously awarded a 2% salary increase, including the named executive officers, would receive an increase up to that level for the balance of Fiscal 2010.

For Fiscal 2011, the Company instituted a Company-wide 2% merit pool increase for Fiscal 2011 base salaries, effective June 1, 2010. Mr. Storch's base salary was set at $850,000 under his amended and restated employment agreement effective May 31, 2010, as approved by the Compensation Committee.

Annual Cash Incentive Opportunities

The Compensation Committee believes that annual incentive opportunities, payable in cash, serve as an appropriate incentive for achievement of the Company's short-term performance goals. Within the first 90 days of each fiscal year, the Company establishes specific performance goals for its executive officers, including the named executive officers, that govern the payment of annual cash incentive awards for that fiscal year. The Company pays an annual cash incentive award to each named executive officer, measured as a percentage of the executive officer's salary (except for Messrs. Clark and Stinson), based on the extent to which the Company and the executive officer achieve applicable performance goals. Generally, performance at a target level will result in a target annual cash incentive award, and performance above or below target will result in payment of an annual cash incentive award at a higher or lower percentage of salary, respectively. Performance below a minimum threshold will result in no annual cash incentive award. Messrs. Clark and Stinson's annual cash incentive awards are based on the performance results for their business groups (Aviation Supply Chain in Mr. Clark's case and Structures and

Systems in Mr. Stinson's case), as described below. In all cases, the Company reserves the right to reduce the amount of any annual cash incentive award payable to an executive based on individual performance and to reflect the inclusion or exclusion of extraordinary items in the determination of the award.

Fiscal 2010 Performance Goals.    In July 2009, the Compensation Committee approved Fiscal 2010 performance goals for annual cash incentive opportunities for Messrs. Storch, Romenesko and Poulton based on the Company's net income (target of $67.4 million) and a leverage ratio (target of 50% or less). For purposes of measuring attainment of these performance goals for Fiscal 2010, net income was the Company's net income reported in its audited financial statements, subject to adjustment for one-time losses, special charges or other extraordinary items, and except that the net income performance goal did not give effect to accounting changes relating to the Company's convertible notes as those changes became effective after the Compensation Committee set the net income performance goal, and leverage ratio was based on a long-term recourse net debt to capital ratio. The choice of these performance measures reflected the emphasis placed by the Company on preserving and growing stockholder wealth and maintaining a strong balance sheet.

For Fiscal 2010, the performance goals for Messrs. Clark and Stinson's annual cash incentive opportunities were based on the following financial measures for their respective business groups (Aviation Supply Chain for Mr. Clark and Structures and Systems for Mr. Stinson) rather than overall Company performance: (i) pre-tax income (Mr. Clark: target of $27.6 million; Mr. Stinson: target of $33.6 million); (ii) return on invested capital (Mr. Clark: target of 16.1%; Mr. Stinson: target of 19.7%); and (iii) cash flow (Mr. Clark: target of $100 million; Mr. Stinson: target of $20 million). The choice of these performance goals for Messrs. Clark and Stinson likewise reflected the Company's emphasis on cash generation and preservation, as well as the Compensation Committee's belief that achievement of the performance goal targets would require superior performance by the Aviation Supply Chain and Structures and Systems business groups.

The relative weight assigned to each of these performance goals in Fiscal 2010 for each named executive officer is set forth in the table below:

Name	Net Income/ Pre-Tax Income	Leverage Ratio/ Cash Flow[2]	Return on Invested Capital
David P. Storch	50%	50%	N/A
Timothy J. Romenesko	50%	50%	N/A
James J. Clark[1]	63%	27%	10%
Richard J. Poulton	50%	50%	N/A
Terry D. Stinson[1]	65%	21%	14%
1
Pre-tax income, cash flow and return on invested capital of (i) Aviation Supply Chain in the case of Mr. Clark and (ii) Structures and Systems in the case of Mr. Stinson.

2
Cash flow of Aviation Supply Chain in the case of Mr. Clark and cash flow of Structures and Systems in the case of Mr. Stinson, and the Company's long-term recourse net debt to capital ratio in the case of all other named executive officers.

The annual cash incentive award opportunities for the named executive officers vary, depending on position and the Compensation Committee's individual assessment of the named executive officer's individual contributions, and are set forth in the table below:

Percentage of Base Salary
Name	Threshold[1]	Target	Maximum[1]
David P. Storch	70%	100%	150%
Timothy J. Romenesko	70%	100%	125%
James J. Clark[2]	N/A	N/A	N/A
Richard J. Poulton	42%	60%	100%
Terry D. Stinson[2]	N/A	N/A	N/A
1
An annual cash incentive award at the threshold level requires attainment of 70% in Mr. Poulton's case and 80% in the case of Messrs. Storch and Romenesko of the performance goal targets specified above. An annual cash incentive award at the target level requires attainment of 100% of the performance goal targets, and an annual cash incentive award at the maximum level requires attainment of 120% of such performance goal targets.

2
Mr. Clark's and Mr. Stinson's Fiscal 2010 annual cash incentive award opportunities were based upon the results of their respective business group as measured by pre-tax income, cash flow and return on invested capital. Mr. Clark's Fiscal 2010 target annual cash incentive award opportunities were $300,000 based on pre-tax income, $130,000 based on cash flow and $50,000 based on return on invested capital, for a total target annual cash incentive award opportunity of $480,000 (which, for comparison purposes, equated to 147% of his Fiscal 2010 base salary). Mr. Stinson's Fiscal 2010 target annual cash incentive award opportunities were $300,000 based on pre-tax income, $100,000 based on cash flow and $65,000 based on return on invested capital, for a total target annual cash incentive award opportunity of $465,000 (which, for comparison purposes, equated to 140% of his Fiscal 2010 base salary). For each of Messrs. Clark and Stinson, the annual cash incentive award opportunities based on the cash flow and return on invested capital performance goals are either earned in full or not at all depending upon whether their respective business group achieves the designated performance goal targets. As to the pre-tax income performance goal, (i) no annual cash incentive award is payable unless the respective business group achieves the pre-tax income performance goal target at an 80% level (in which case Messrs. Clark and Stinson are each entitled to a $240,000 annual cash incentive award); achievement of the pre-tax income performance goal target at a 100% level results in a target annual cash incentive award of $300,000; and achievement between 80% and 100% results in a pro-rata annual cash incentive award between $240,000 and $300,000; and (ii) Messrs. Clark and Stinson are each entitled to 1% of any pre-tax income in excess of their respective business group's Fiscal 2010 pre-tax income performance goal target.

Fiscal 2010 Actual Results.    The Company achieved 81.3% of its Fiscal 2010 net income performance goal target, with net income of $54.8 million, and fully achieved its long-term recourse net debt to capital performance goal target, with a ratio of 29.1% (in each case determined after giving effect to the previously described adjustments), resulting in annual cash incentive awards at or around the target level for Messrs. Storch, Romenesko and Poulton. Structures and Systems exceeded its pre-tax income performance goal target and achieved its return on invested capital and cash flow performance goal targets for Fiscal 2010, resulting in an above-target annual cash incentive award for Mr. Stinson. The continuing economic recession and its impact on the commercial aviation industry caused Aviation Supply Chain to fall short of its performance goal targets for Fiscal 2010, resulting in no annual cash incentive award for Mr. Clark under the short-term incentive plan. On management's recommendation, however, the Compensation Committee approved a discretionary bonus to Mr. Clark for Fiscal 2010 performance, as set forth under the "Bonus" column of the Summary Compensation Table, based upon his contributions to the Company. The annual cash incentive awards that were paid to the other named executive officers for Fiscal 2010 performance are set forth under the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

Fiscal 2011 Short-Term Incentive Plan.    At its July 13, 2010 meeting, the Compensation Committee approved the Company's Fiscal 2011 Short-Term Incentive Plan. This Plan sets performance goals based on net income and a leverage ratio (average total recourse net debt to capital) for purposes of the Company's Fiscal 2011 annual cash incentive opportunities for certain senior executives, including the named executive officers other than Mr. Stinson. As a result of his appointment as Vice President, Commercial Strategy and Business Development effective June 1, 2010, Mr. Clark's Fiscal 2011 annual cash incentive opportunity will be based on the Company's performance goals. The Plan does not cover Mr. Stinson, for whom performance goals were set based on the pre-tax income, return on invested capital and cash flow of the Structures and Systems business group.

Long-Term Incentive Opportunities

The Company uses equity compensation to provide long-term incentive opportunities for its named executive officers and certain other officers and key employees. The Company believes that the use of equity compensation rewards executives in a manner that aligns their interests with the interests of the Company's stockholders. Long-term equity-based compensation represents the most significant component of total compensation for the Company's executives.

Equity compensation is provided under the stockholder-approved AAR CORP. Stock Benefit Plan ("Stock Benefit Plan"). Under the Stock Benefit Plan, the Compensation Committee has the discretion to grant stock options, performance-based restricted stock awards, employment or time-based restricted stock awards, or any combination of the foregoing. The Stock Benefit Plan also provides for the use of stock appreciation units; however, to date, the Compensation Committee has not granted any stock appreciation units.

Generally, when determining restricted stock and stock option grant opportunities, the Compensation Committee considers the executive's position and responsibilities in the Company, performance and contributions during the preceding year, capabilities and potential for future contributions to the Company, the number of restricted stock shares and options previously granted to the executive and, for senior management (including the named executive officers), their stock ownership relative to the Company's stock ownership guidelines and the Chief Executive Officer's recommendation.

Fiscal 2010 Long-Term Incentive Plan.    In Fiscal 2010, the Company's long-term incentive plan consisted of (i) performance-based restricted stock approved by the Compensation Committee as part of the Fiscal 2009 and 2010 performance-based restricted stock program and (ii) stock options.

  •
  Performance-Based Restricted Stock:    In July 2008, the Compensation Committee approved a two-year performance-based restricted stock program for Fiscal 2009 and

    Fiscal 2010 for the Company's named executive officers and certain other officers and key employees. Individuals were given target award opportunities for the two-year program period beginning June 1, 2008 and ending May 31, 2010, consisting of two separate one fiscal-year performance periods (Fiscal 2009 and Fiscal 2010) and a third combined two fiscal-year performance period (Fiscal 2009 and Fiscal 2010).

    The program provided that the actual grants of the restricted stock, if earned, would be made at the end of each performance period based on the achievement of two performance goals set by the Compensation Committee at the beginning of the program period: net income (targets of $67.4 million for each of Fiscal 2009 and Fiscal 2010 and $134.8 million for the combined Fiscal 2009 and Fiscal 2010) and a leverage ratio (long-term recourse net debt to capital of less than 50% for each of Fiscal 2009, Fiscal 2010 and the combined Fiscal 2009 and Fiscal 2010). The program included a stock price acceleration provision under which the grants of the performance-based restricted stock would be accelerated to the 20th consecutive trading day on which the Company's Common Stock traded at an average price equal to or greater than $25.06 per share, which was 30% above its price of $19.28 on June 1, 2008, the beginning of the program period. Upon the triggering of the stock price acceleration provision, the target number of shares of restricted stock would be granted. Subject to this stock price acceleration provision, the program provided that no award of restricted stock would be granted at the end of a performance period unless the Company achieved its performance goal targets at an 80% level (in which case 50% of the target number of shares of restricted stock would be granted). Achievement of performance goal targets between 80% and 100% would result in a pro-rata number of target shares of restricted stock being granted and achievement of performance goal targets at or in excess of 100% would result in all of the target shares being granted. In no case would more than 100% of the target number of shares be granted, even for performance in excess of the performance goal targets.

    Under the program, if restricted stock awards are granted based upon satisfaction of the applicable performance goals or the stock price acceleration provision, they are then subject to a five-year vesting period. The Compensation Committee believes that the use of a meaningful time vesting period encourages executives to build their careers with the Company and contributes to stability within the Company's executive leadership.

    The Compensation Committee approved the following award opportunities for the Fiscal 2010 performance period and the combined Fiscal 2009 and Fiscal 2010 performance period for the named executive officers based upon the Company's achievement of the performance goal targets identified above:

Named Executive Officer	Target/Maximum Number of Restricted Shares Available for Award for the Fiscal 2010 Performance Period	Target/Maximum Number of Restricted Shares Available for Award for the Combined Fiscal 2009 - Fiscal 2010 Performance Period
David P. Storch	49,500	51,000
Timothy J. Romenesko	23,100	23,800
James J. Clark	11,550	11,900
Richard J. Poulton	11,550	11,900
Terry D. Stinson	6,600	6,800

    The following table shows the actual results for the Fiscal 2010 performance period and the combined Fiscal 2009 and Fiscal 2010 performance period, as compared to the performance goal targets:

Performance Period
Performance Goals	Fiscal 2010 (June 1, 2009 - May 31, 2010)	Combined Fiscal 2009 and Fiscal 2010 (June 1, 2008 - May 31, 2010)
Net Income:
Target	$67.4 million	$134.8 million
Actual	$54.8 million[1]	$133.4 million[1]
Leverage Ratio:
Target	Less than 50%	Less than 50%
Actual	29.1%	27.5%
1
Determined after giving effect to the previously described adjustments. Per the Company's audited financial statements, net income for Fiscal 2010 was $44.6 million and net income for combined Fiscal 2009 and Fiscal 2010 was $101.4 million.

    On April 23, 2010, the Company's Common Stock traded at an average price greater than $25.06 per share for the 20th consecutive trading day, thus triggering the acceleration of the grants of the performance-based restricted stock to the named executive officers for the Fiscal 2010 performance period and the combined Fiscal 2009 and Fiscal 2010 performance period, as follows: Mr. Storch, 100,500 shares; Mr. Romenesko, 46,900 shares; Mr. Clark, 23,450 shares; Mr. Poulton, 23,450 shares; and Mr. Stinson, 13,400 shares. As shown above in the performance table, in addition to meeting the stock price trigger for acceleration of the awards, the Company also met its Fiscal 2010 and combined Fiscal 2009 and Fiscal 2010 leverage ratio performance goal targets, achieved its Fiscal 2010 net income performance goal target at an 81.3% level and achieved its combined Fiscal 2009 and Fiscal 2010 net income performance goal target at a 99% level. The performance-based restricted stock granted on April 23, 2010 vests 20% on June 1, 2011, 40% on June 1, 2013 and 40% on June 1, 2015.

  •
  Stock Options.    At its meeting on July 13, 2009, the Compensation Committee approved stock option grants to the Company's named executive officers, certain other officers and key employees, based on benchmarking information prepared by Hewitt showing that the Company's executives had received historically lower equity compensation compared to their counterparts at peer group companies. These Fiscal 2010 stock option grants were intended to align better the executives' long-term compensation with peer group long-term compensation. The stock options have an exercise price of $15.10 per share (the closing stock price of the Common Stock on the date of grant), expire 10 years from the date of grant or earlier upon termination of employment and vest in equal installments over the three years ending July 12, 2012. The named executive officers received the following number of shares subject to stock options in Fiscal 2010: Mr. Storch, 200,000 shares; Mr. Romenesko, 100,000 shares; Mr. Clark, 10,000 shares; Mr. Poulton, 60,000 shares; and Mr. Stinson, 10,000 shares.

Fiscal 2011 Long-Term Incentive Plan.    The Compensation Committee, based on its consideration of current executive pay trends and practices and the business goals and strategies of the Company, approved the Fiscal 2011 long-term incentive plan at its meeting on July 12, 2010. This new plan provides for the grant of stock options, time-based restricted stock and performance-based restricted stock in lieu of relying solely on performance-based restricted stock, as was the practice in recent years. In addition, the performance-based restricted stock has a single three fiscal year performance period (Fiscal 2011 through Fiscal 2013) and a single performance goal (cumulative net income over the three fiscal year performance period), in contrast to recent programs which had three separate performance periods over a two-year program period and two performance goals (net income and a leverage ratio). The Fiscal 2011 long-term incentive plan, like the prior programs, includes a stock price acceleration provision.

Retirement Benefits

The Company's named executive officers participate in three retirement plans: the Retirement Plan, the Retirement Savings Plan and the Supplemental Key Employee Retirement Plan (the "SKERP").

•
Retirement Plan:    Benefit accruals under the tax-qualified Retirement Plan ceased on June 1, 2005 for most employees, including Messrs. Storch, Romenesko and Clark, the only named executive officers who participate in the Retirement Plan. At termination of employment, a participant is eligible to receive the amount credited to his account under the Retirement Plan, which consists of (i) an opening balance for those participants who participated in the Retirement Plan at December 31, 1999 equal to the then present value of the benefit accrued as of such date, (ii) quarterly pay credits (through May 31, 2005) based on the participant's age and service, and (iii) quarterly interest credits until the account is distributed based on the 30-year Treasury securities rate.

•
Retirement Savings Plan:    The Retirement Savings Plan is a tax-qualified 401(k) plan that covers most U.S. employees. An employee can elect to defer up to 75% of his compensation on a pre-tax basis, up to a maximum of $16,500 in 2010, or $22,000 if age 50 or over. Unless an employee elects otherwise, (i) participation for non-union employees hired on or after June 1, 2007 and prior to June 26, 2009 is automatic at a 3% deferral rate and (ii) participation for non-union employees hired on or after June 26, 2009 is automatic at a 5% deferral rate, with automatic 1% annual increases. The Company provides a matching contribution equal to 20% of the participant's deferrals (up to 5% of compensation), a profit sharing contribution of up to 4% of compensation based on the participant's deferrals and the performance of the participant's operating unit, and a retirement benefit contribution of up to 4% of compensation based on the participant's age and service.

•
SKERP:    The SKERP is a non-qualified retirement plan that contains a defined benefit portion and a defined contribution portion. Benefit accruals under the defined benefit portion for all employees other than Messrs. Storch and Romenesko ceased as of October 1, 2001 and were distributed to the participants. The benefits accrued under the defined benefit portion as of May 31, 2006 for Messrs. Storch and Romenesko were converted to a lump sum and transferred to the defined contribution portion of the SKERP. The defined contribution portion of the SKERP is intended to provide eligible employees with the portion of their elective deferrals and the Company's matching and profit sharing contributions that could not be made under the Retirement Savings Plan due to Internal Revenue Code limitations on the amount of compensation that can be taken into account in determining contributions ($245,000 in 2009 and in 2010). The Company also makes annual supplemental contributions equal to 22% of salary and bonus for Mr. Storch, 16% of salary and bonus for Mr. Romenesko and 5% or 10% of salary and bonus for the other eligible named executive officers.

Executive Perquisites

The Company provides certain executive officers, including its named executive officers, with a limited number of perquisites, as identified in the footnote to the "Other Compensation" column of the Summary Compensation Table. The Company believes these perquisites are reasonable, competitive, and consistent with the Company's overall executive compensation program. The Compensation Committee reviews on an annual basis the types and costs of perquisites provided by the Company to its executive officers.

Employment, Severance and Change in Control Agreements

The Company does not have employment agreements with its executive officers, except for its Chairman and Chief Executive Officer, David P. Storch. See "Compensation Arrangement with Chief Executive Officer" on page 39 for a description of the compensation terms applicable to Mr. Storch under his employment agreement.

The Company has severance and change in control agreements with each of the named executive officers other than Mr. Storch and Mr. Stinson. See "Potential Payments Upon Termination of Employment or a Change in Control of the Company" located elsewhere in this Proxy Statement for a description of these agreements, including a description of the severance and change in control provisions applicable to Mr. Storch under his employment agreement.

Other Compensation Practices

•
Stock Ownership Guidelines:    Under the Company's stock ownership guidelines, executive officers, including the named executive officers, and directors, are expected to own and retain significant amounts of the Company's stock. The Chief Executive Officer is expected to own Company stock having a value at least three times his base salary; the President and other executive officers are expected to own stock having a value of at least 75% of their base salary within five years of becoming an officer; and directors are expected to own at least 10,000 shares of Company stock within four years of becoming a director.

•
Equity Grant Practices:    The Compensation Committee meets from time to time to consider and act with respect to equity compensation awards for the Company's executive officers. The Compensation Committee typically makes its equity compensation decisions at its July meeting, but it also may grant equity compensation awards to newly hired or newly promoted executive officers at other times during the year. In these cases, the grant date is the date on which the Compensation Committee acts to approve the award, unless the Compensation Committee establishes the grant date at a specified future date. Board and Compensation Committee meetings are generally scheduled a year in advance and without regard to anticipated earnings and other major announcements by the Company. The Company does not time the granting of its equity compensation awards to affect the value of its executive compensation.

•
Risk Management of Compensation Practices:    The Compensation Committee considered whether the Company's compensation policies and practices for its employees, including the named executive officers, were reasonably likely to have a material adverse effect on the Company. In concluding that this was not the case, the Compensation Committee determined that the design and operation of the Company's executive compensation program were consistent with the Company's risk management strategies. In the case of the named executive officers, annual cash incentive compensation awards payable to Messrs. Storch, Romenesko and Poulton in Fiscal 2010 were based on two different metrics: the first — net income — tied to the Company's income statement performance and the second — a leverage ratio — tied to the Company's balance sheet performance, and annual cash incentive compensation awards payable to Messrs. Clark and Stinson were based on three metrics — pre-tax income, cash flow and return on invested capital with respect to the performance of their respective business groups. This balance is also reflected in long-term incentive awards, which in Fiscal 2010 consisted of stock options and performance-based restricted stock, and in Fiscal 2011 will be diversified among stock options, time-based restricted stock and performance-based restricted stock. These long-term equity-based incentive awards contain multi-year vesting periods, thus promoting employee retention, and are linked to the value of the Company's Common Stock, thus aligning management's interest with those of the Company's stockholders.

•
Deductibility of Executive Compensation:    Internal Revenue Code Section 162(m) generally prevents any public company from claiming a deduction for compensation in excess of $1 million for certain executive officers. This deduction limitation, however, does not apply to performance-based compensation that satisfies certain requirements under Section 162(m). The Compensation Committee has determined that it is in the best interests of the Company and its stockholders to structure compensation of executive officers so that compensation will not be subject to the deduction limit to the extent that it can reasonably do so in a manner that provides adequate incentives and allows the Company to attract and retain qualified executives. However, the Compensation Committee has previously and may in the future structure compensation arrangements that under certain circumstances may be subject to the deduction limit.

The Company maintains the AAR CORP. 162(m) Incentive Goal Program. Under this Program, the annual cash bonuses and performance-based restricted stock awards under the Stock Benefit Plan qualified in Fiscal 2010 as performance-based compensation under Section 162(m). Income recognized upon the exercise of stock options granted under the Stock Benefit Plan also qualifies as performance-based compensation. Base salaries by their nature do not qualify as performance-based compensation.

As required under the United States tax rules, the Company must obtain stockholder approval every five years of the material terms of the performance goals for qualifying performance-based compensation, including annual incentive bonuses. The Company last received stockholder approval of the performance goals under the AAR CORP. 162(m) Incentive Goal Program at the 2006 annual meeting.

Summary Compensation Table1

The following table sets forth compensation information for the Company's Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers ("named executive officers") for the fiscal years ended May 31, 2010 ("Fiscal 2010"), May 31, 2009 ("Fiscal 2009") and May 31, 2008 ("Fiscal 2008"):

Name and Principal Position	Year	Salary ($)[2]	Bonus ($)	Stock Awards ($)[3]	Option Awards ($)[4]	Non-Equity Incentive Plan Compensation ($)[5]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)[6]	All Other Compensation ($)[6,7]	Total ($)
DAVID P. STORCH	2010	799,208	0	2,562,750	1,480,000	895,494	41,691	698,189	6,477,332
Chairman of the Board and	2009	791,295	0	727,650	0	1,154,231	43,437	640,820	3,357,433
Chief Executive Officer	2008	768,248	0	0	0	989,465	46,429	695,657	2,499,799
TIMOTHY J. ROMENESKO	2010	454,500	0	1,195,950	740,000	451,882	30,493	212,792	3,085,617
President and Chief	2009	450,000	0	339,570	0	553,199	50,503	192,643	1,585,915
Operating Officer	2008	400,000	0	289,200	0	467,590	63,125	162,393	1,382,308
JAMES J. CLARK[8]	2010	323,013	125,000	597,975	74,000	—	7,210	124,051	1,251,249
Vice President —	2009	319,815	275,000	169,785	0	—	6,987	191,647	963,234
Commercial Strategy and Business Development	2008	310,500	0	0	0	715,789	7,071	153,786	1,187,146
RICHARD J. POULTON	2010	360,000	0	597,975	444,000	267,767	—	100,852	1,770,594
Vice President, Chief	2009	330,000	0	169,785	82,843	319,086	—	51,221	952,935
Financial Officer and Treasurer	2008	300,000	0	192,800	0	259,108	—	25,269	777,177
TERRY D. STINSON[9]	2010	341,230	0	341,700	74,000	747,840	—	150,119	1,654,889
Group Vice President — Structures and Systems	2009	309,000	0	290,325	0	558,321	—	74,095	1,231,741
1
General.    The Summary Compensation Table provides specific compensation information for the Company's named executive officers in accordance with SEC disclosure rules. As noted in the "Compensation Discussion and Analysis" section of this Proxy Statement, however, several components critical to the Company's pay-for-performance executive compensation program in Fiscal 2010 warrant additional explanation:

  •
  The total cash compensation delivered to the named executive officers (other than Mr. Stinson) — represented by salary, bonus and non-equity incentive plan compensation — decreased in Fiscal 2010 versus Fiscal 2009. This decrease was the result of a salary freeze for the first six months of Fiscal 2010, a 2% salary increase for the last six months of Fiscal 2010 and lower annual cash incentive awards due to the Company's lower net income performance (and, in Mr. Clark's case, the below-target performance of the Company's Aviation Supply Chain business group) in Fiscal 2010 compared to Fiscal 2009. Mr. Stinson's total cash compensation increased in Fiscal 2010 primarily because of his annual cash incentive award, which reflected the above-target performance of the Company's Structures and Systems business group.

  •
  The total equity compensation delivered to the named executive officers is represented by performance-based restricted stock awards and option awards. The performance-based restricted stock award values shown for Fiscal 2010 reflect equity compensation for two separate performance periods under the Company's performance-based restricted stock program: (i) the Fiscal 2010 performance period and (ii) the combined Fiscal 2009 and Fiscal 2010 performance period. In contrast, the performance-based restricted stock award values for Fiscal 2009 reflect equity compensation for only a single performance period — Fiscal 2009. In addition to the back-end weighted nature of the program, the performance-based restricted stock program included a stock price acceleration provision under which the grants of the performance-based restricted stock at the target level were accelerated to April 23, 2010 as a result of the Company's Common Stock trading for 20 consecutive trading days at an average price equal to or greater than $25.06 per share (representing a 30% increase over the Company's Common Stock price of $19.28 at the beginning of the program period on June 1, 2008). Following grant, the performance-based restricted stock remains subject to a five-year vesting period: 20% on June 1, 2011; 40% on June 1, 2013; and 40% on June 1, 2015.

      The option awards shown for Fiscal 2010 represent the first grant of stock options to the Company's named executive officers since July 2003, except for any remaining reload stock options (all outstanding options were amended in 2006 to eliminate the reload provisions) and an option for 10,000 shares granted to Mr. Poulton in July 2008. The grant reflects the Compensation Committee's decision to provide a one-time "catch-up" equity grant to the named executive officers in light of benchmarking information prepared by Hewitt showing that the Company's executives had received historically lower equity compensation compared to their counterparts at peer group companies.

2
Salary.    Salaries were frozen for the first six months of Fiscal 2010, and salary adjustments for Fiscal 2010 became effective December 1, 2009. Mr. Stinson's Fiscal 2010 salary includes $13,333 paid in October 2009 as retroactive salary that should have been paid in Fiscal 2009.

3
Stock Awards.    The amounts in this column reflect the grant date fair value of the performance-based restricted stock awards computed in accordance with FASB ASC Topic 718 and represent the Company's total expense for the grants made to the named executive officers in each of Fiscal 2010, Fiscal 2009 and Fiscal 2008. See Note 3 to the Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for an explanation of the assumptions made by the Company in the valuation of these awards. The "Compensation Discussion and Analysis" section of this Proxy Statement contains vesting and other information about the performance-based restricted stock awards.

4
Option Awards.    The amounts in this column reflect the grant date fair value of the stock option awards computed in accordance with FASB ASC Topic 718 and represent the Company's total expense for the grants made to the named executive officers in Fiscal 2010 and Fiscal 2009. See Note 3 to the Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for an explanation of the assumptions made by the Company in the valuation of these awards. The "Compensation Discussion and Analysis" section of this Proxy Statement contains vesting and other information about the stock option awards.

5
Non-Equity Incentive Plan Compensation.    This column shows the annual cash incentives earned by each named executive officer under the Company's cash incentive plan for its executive officers, including the named executive officers. The "Compensation Discussion and Analysis" section of this Proxy Statement contains additional information about these annual cash incentives (including that these annual cash incentives qualify as performance-based compensation under Section 162(m) of the Code and are thus fully deductible by the Company).

6
Change in Pension Value and Non-Qualified Deferred Compensation Earnings.    This column does not include any preferential or above-market earnings on deferred compensation as the Company does not pay such earnings on the deferred compensation of its named executive officers. The "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column and the "All Other Compensation" column do not include amounts transferred in Fiscal 2008 from the defined benefit portion of the SKERP to the defined contribution portion of the SKERP for Messrs. Storch and Romenesko.

7
All Other Compensation.    The table below provides a breakdown by type and amount of the totals shown in the "All Other Compensation" column for each named executive officer in Fiscal 2010. As required by the SEC rules, the Company values perquisites based on the aggregate incremental cost to the Company. In the case of the personal use of aircraft leased by the Company, the Company determines aggregate incremental cost based on average variable costs, including fuel, maintenance, weather-monitoring, on-board catering, and landing/ramp fees. The total variable costs are divided by the number of miles flown by the aircraft to derive an average variable cost per mile. The average variable cost per mile is then multiplied by the miles flown for personal use to derive the incremental variable cost to the Company. This method of calculating incremental cost excludes fixed costs that are incurred irrespective of personal use, such as pilot's salaries, other employees' salaries, purchase cost of the aircraft and non-trip related hangar expenses. As shown below, there was no compensation attributable to personal use of aircraft in Fiscal 2010.

Name	Company 401(k) Plan Contributions ($)	Company SKERP Contributions ($)	Club Dues ($)	Financial Planning ($)	Personal Use of Aircraft ($)	Auto Allowance ($)	Company-Paid Split-Dollar Life Insurance Premium ($)	Executive Physical ($)	Spouse Travel ($)	Other ($)
David P. Storch	20,343	567,098	40,127	17,340	—	12,300	31,373	294	5,766	3,548
Timothy J. Romenesko	20,511	161,659	11,987	12,240	—	—	4,249	2,146	—	—
James J. Clark	17,000	93,080	—	12,240	—	—	1,731	—	—	—
Richard J. Poulton	14,429	55,979	27,194	—	—	—	—	3,250	—	—
Terry D. Stinson	19,087	131,032	—	—	—	—	—	—	—	—
8
Mr. Clark served as Group Vice President — Aviation Supply Chain until his appointment as Vice President, Commercial Strategy and Business Development effective June 1, 2010.

9
Mr. Stinson was not a named executive officer of the Company in Fiscal 2008.

Compensation Arrangement with Chief Executive Officer

The Company has an employment agreement with Mr. Storch that was amended and restated on May 31, 2010, for a term commencing May 31, 2010 and ending May 31, 2014, subject to extension by the parties. The amended and restated agreement replaced a prior four-year agreement between the Company and Mr. Storch. The Compensation Committee believes that the amended and restated agreement contains appropriate provisions that, on the one hand, protect the Company and, on the other hand, provide fair compensation to Mr. Storch in recognition of his service and contributions to the Company, including: his 32-year career with the Company (over 20 years in senior management positions); his service as Chief Executive Officer since 1996 and Chairman of the Board since 2005; his knowledge of the commercial aviation and government defense services markets; his understanding of the Company's culture, businesses, employees and customers; and his leadership role in the Company's transformation from a supplier of aircraft parts and aftermarket services for commercial airlines into a leading international provider of products and services to the commercial aviation and government and defense markets, with both front-end manufacturing and after-market support to domestic and international customers.

The amended and restated employment agreement retained most of the provisions in the prior agreement, including the benefits payable upon a termination of employment or a change in control. See "Potential Payments Upon Termination of Employment or a Change in Control of the Company — Employment Agreement of David P. Storch." The agreement extends the term of Mr. Storch's employment with the Company and provides for the following benefits during his employment:

  •
  a base salary of not less than $850,000 per year (an increase from $717,618 under the prior agreement) or such increased amount as the Compensation Committee may determine;

  •
  an annual cash incentive opportunity of up to 165% (an increase from 150% under the prior agreement) of base salary for performance against financial goals established by the Compensation Committee;

  •
  a long-term equity incentive compensation opportunity under the Company's Stock Benefit Plan or other programs as determined by the Compensation Committee; and

  •
  specified fringe benefits, consistent with the prior agreement, including personal use for Mr. Storch and his accompanying spouse and dependent family members of Company aircraft (subject to the Company's aircraft use policy, which requires payment by Mr. Storch for each accompanying passenger), annual automobile allowance, payment of country club dues, fees and certain charges, reimbursement of dues, fees, charges and expenses relating to membership in professional clubs/organizations and not-for-profit educational organizations, financial planning and tax preparation services, executive physical, and payment of reasonable legal fees incurred to negotiate the agreement.

Grants of Plan-Based Awards Table

The following table sets forth information for each named executive officer with respect to:

  •
  estimated possible payouts under non-equity incentive plan award opportunities for Fiscal 2010;

  •
  estimated possible payouts under equity incentive plan award opportunities for Fiscal 2010;

  •
  other stock awards made in Fiscal 2010; and

  •
  stock options granted in Fiscal 2010.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[3]					Estimated Possible Payouts Under Equity Incentive Plan Awards[4]
Name	Grant Date[1]	Date of Committee Action[2]	Threshold ($)		Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)[5]	All Other Option Awards: Number of Securities Underlying Options (#)[6]	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Options and Awards ($)[7]
David P. Storch	—	—	564,985		807,121		1,210,681
	4/23/10	7/8/08						50,250	100,500	100,500				2,562,750
	7/13/09	—										200,000	15.10	1,480,000
Timothy J. Romenesko	—	—	321,300		459,000		573,750
	4/23/10	7/8/08						23,450	46,900	46,900				1,195,950
	7/13/09	—										100,000	15.10	740,000
James J. Clark	—	—	240,000	[8]	480,000	[8]	—
	4/23/10	7/8/08						11,725	23,450	23,450				597,975
	7/13/09	—										10,000	15.10	74,000
Richard J. Poulton	—	—	151,200		216,000		360,000
	4/23/10	7/8/08						11,725	23,450	23,450				597,975
	7/13/09	—										60,000	15.10	444,000
Terry D. Stinson	—	—	240,000	[8]	465,000	[8]	—
	4/23/10	7/8/08						6,700	13,400	13,400				341,700
	7/13/09	—										10,000	15.10	74,000
1
The grant date for the performance-based restricted stock awards was April 23, 2010, the date on which the Company's Common Stock traded at an average price greater than $25.06 per share (or 30% higher than the stock price of $19.28 at the beginning of the performance period) for the 20th consecutive trading day, thus triggering the acceleration of the grants.

2
On July 8, 2008, the Compensation Committee established the performance periods and approved the performance goals for the performance-based restricted stock awards. On that same date, it also authorized the grant of restricted stock upon achievement of the performance goals, with a grant date of the earlier of the last day of the performance period or the date during the performance period when the Company's average stock price was 30% higher than the price at the beginning of the performance period for 20 consecutive trading days.

3
Payouts under the Company's annual incentive cash plan covering the named executive officers were contingent based upon performance for Fiscal 2010, which has now occurred. Thus, the information in these columns reflects the range of potential payouts when the performance goals were set by the Compensation Committee on July 13, 2009. The amounts actually paid under the plan for Fiscal 2010 are set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. See the "Compensation Discussion and Analysis" section of this Proxy Statement for a description of the incentive cash plan, including the Fiscal 2010 performance goals.

4
The information in these columns shows the range of restricted stock grants that could have been earned by the named executive officers for the Fiscal 2010 performance period and the combined Fiscal 2009 and Fiscal 2010 performance period. The numbers in the "Target" and "Maximum" columns are identical because no more than 100% of the target number of shares may be granted, even for performance in excess of the performance goal targets. The numbers of shares of restricted stock actually granted for the Fiscal 2010 performance period are those listed in the "Target" column above, namely: Mr. Storch, 100,500 shares; Mr. Romenesko, 46,900 shares; Mr. Clark, 23,450 shares; Mr. Poulton, 23,450 shares; and Mr. Stinson, 13,400 shares.

5
No restricted stock, other than performance-based restricted stock, was granted to any named executive officer in Fiscal 2010.

6
This column shows the number of shares of Common Stock that may be issued to the named executive officers upon the exercise of stock options granted by the Compensation Committee on July 13, 2009.

7
The grant date fair value of the performance-based restricted stock awards and stock options was computed in accordance with FASB ASC Topic 718.

8
Messrs. Clark's and Stinson's annual Fiscal 2010 cash incentive opportunities were based upon the pre-tax income, cash flow and return on invested capital performance of their respective business groups. The threshold amounts shown for Messrs. Clark and Stinson represent the compensation payable to them for achievement of 80% of the pre-tax income performance goal target. See "Compensation Discussion and Analysis — Principal Elements of the Executive Compensation Program — Annual Cash Incentive Opportunities" for additional information about the annual cash incentive opportunities in Fiscal 2010 for Messrs. Clark and Stinson.

 Outstanding Equity Awards at Fiscal Year-End Table

This table sets forth information for each named executive officer with respect to:

  •
  each stock option that remained outstanding as of May 31, 2010; and

  •
  each award of restricted stock that was not vested and remained outstanding as of May 31, 2010.

	Option Awards[1]					Restricted Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David P. Storch	29,800	0	0	22.41	10/11/10	306,001	6,028,220	0	0
	29,799	0		22.41	10/11/10
	116,668	0		22.41	7/10/11
	29,730	0		16.18	7/9/12
	95,138	0		16.18	7/9/12
	27,607	0		17.97	7/21/13
	0	200,000		15.10	7/13/19
Timothy J. Romenesko	8,425	0	0	25.52	7/11/10	118,000	2,324,600	0	0
	9,341	0		25.52	7/10/11
	2,109	0		17.50	7/21/13
	0	100,000		15.10	7/13/19
James J. Clark	9,615	0	0	27.95	7/11/10	71,000	1,398,700	0	0
	3,000	0		14.90	7/10/11
	6,397	0		27.95	7/10/11
	2,801	0		15.33	7/9/12
	2,657	0		16.16	7/9/12
	10,631	0		16.16	7/9/12
	5,493	0		25.34	7/21/13
	0	10,000		15.10	7/13/19
Richard J. Poulton	2,000	8,000	0	19.28	6/1/18	55,000	1,083,500	0	0
	0	60,000		15.10	7/13/19
Terry D. Stinson	0	10,000	0	15.10	7/13/19	34,820	685,954	0	0
1
Stock options vest in five equal installments, except for stock options granted on 7/13/09 (expiring 7/13/19) that vest in equal installments over three years. Vesting continues upon the participant's termination of employment due to Retirement, Disability (each as defined in the Stock Benefit Plan) or death, as follows:

  •
  Retirement: Stock options to continue to vest in accordance with the vesting schedule and can be exercised until the expiration date, except that if death occurs before the award expires, then unvested stock options are forfeited. If death occurs within three months of Retirement, vested options can be exercised as described below in the "death" provision, and if death occurs after three months from Retirement, vested options can be exercised until the option expiration date.

  •
  Disability: Stock options continue to vest and are exercisable until the earlier of (i) one year after termination of employment and (ii) the option expiration date, except that if death occurs before the award expires, then unvested options are forfeited and vested options are exercisable for the period described herein.

  •
  Death: If death occurs during, or within three months after termination of, employment for reasons other than Cause, then unvested options are forfeited and vested options are exercisable until the earlier of (i) one year after death or (ii) the option expiration date.

  Certain options listed were "reload" options which have an exercise price equal to the NYSE closing price on the date the original option was exercised but retain the original option expiration date. The Company no longer grants reload options and all outstanding options have been amended to eliminate the reload provisions.

2
These restricted stock awards were granted in connection with attainment of previously established performance goals under the Stock Benefit Plan. The vesting schedules applicable to the restricted stock are as follows:

Restricted Stock Award Grant Date	Vesting Date	Vesting Percentage
5/31/05	7/15/06	20%
and	7/15/08	40%
6/3/05	7/15/10	40%
5/11/07	6/1/09	20%
	6/1/11	40%
	6/1/13	40%
5/31/08*	6/1/09	20%
	6/1/11	40%
	6/1/13	40%
5/31/09*	6/1/11	20%
	6/1/13	40%
	6/1/15	40%
4/23/10	6/1/11	20%
	6/1/13	40%
	6/1/15	40%
  *
  The 8,968 shares of restricted stock granted to Mr. Stinson for Fiscal 2008 on May 31, 2008 and the 13,150 shares of restricted stock granted to him for Fiscal 2009 on May 31, 2009 vest in equal installments over three years.

Vesting in restricted stock awards continues or is accelerated upon the participant's termination of employment due to Retirement, Disability (each as defined in the Stock Benefit Plan) or death as follows:

  •
  Retirement: The awards continue to vest in accordance with the vesting schedule.

  •
  Disability or death: On or before the third anniversary of grant, the difference between one-half of the total award shares and the number of award shares already vested will vest as of such termination; after the third anniversary of grant, all award shares vest as of such termination.

3
This column shows the market value of the unvested restricted stock held by the named executive officers, based on a price of $19.70 per share (the closing market price of the Common Stock on May 28, 2010, the last business day of Fiscal 2010).

Option Exercises and Stock Vested Table

This table sets forth information for each named executive officer concerning:

  •
  the exercise of options during Fiscal 2010;

  •
  the dollar amount realized on exercise of the options;

  •
  the number of shares of restricted stock that vested during Fiscal 2010; and

  •
  the value of those vested shares.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
David P. Storch	0	0	26,000	405,860
Timothy J. Romenesko	60,243	614,010	9,000	140,490
James J. Clark	30,000	540,654	6,000	93,660
Richard J. Poulton	0	0	5,000	78,050
Terry D. Stinson	0	0	7,298	113,922
1
These amounts represent the closing market price of the Common Stock on the date of vesting, multiplied by the number of shares that vested.

Retirement Program Benefits

The Company provides defined benefit pension benefits under the Supplemental Key Employee Retirement Plan ("SKERP") and the Retirement Plan. This table shows the years of service currently credited to each named executive officer under the applicable plan and the present value of the accumulated benefit payable under the applicable plan to each named executive officer at the earliest age an unreduced benefit is payable.

 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)[1]	Present Value of Accumulated Benefit ($)[2]	Payments During Fiscal 2010 ($)
David P. Storch	Retirement Plan	26.4	630,545	—
	SKERP	N/A	81,479	—
Timothy J. Romenesko	Retirement Plan	24.4	557,293	—
	SKERP	N/A	98,100	—
James J. Clark[3]	Retirement Plan	22.6	166,187	—
	SKERP	N/A	N/A	N/A
Richard J. Poulton[3]	Retirement Plan	N/A	N/A	N/A
	SKERP	N/A	N/A	N/A
Terry D. Stinson[3]	Retirement Plan	N/A	N/A	N/A
	SKERP	N/A	N/A	N/A
1
Number of Years of Credited Service as of May 31, 2005, the date the Retirement Plan was frozen.

2
Amounts shown in this column are calculated as of May 31, 2010, which is the measurement date for reporting purposes in the Company's Annual Report on Form 10-K for Fiscal 2010. See Note 6 to the Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for an explanation of the assumptions made by the Company in determining the amounts reported in this column.

3
Messrs. Clark, Poulton and Stinson are not participants in the defined benefit portion of the SKERP. Messrs. Poulton and Stinson do not participate in the Retirement Plan.

SKERP — Defined Benefit Portion

The Company provides supplemental retirement benefits to certain executives and key employees under the SKERP. The SKERP, which is a non-qualified plan, contains a defined benefit portion and a defined contribution portion (discussed below). Only Mr. Storch and Mr. Romenesko participate in the defined benefit portion of the SKERP, the material terms and conditions of which include the following:

Benefit Accruals:    Under the defined benefit portion of the SKERP, benefits were accrued until October 1, 2001 pursuant to a formula that provides a monthly single life annuity at retirement at age 65 equal to (i) 1/12 of 60% (50% for Mr. Romenesko) of Final Average Earnings less (ii) the monthly benefit payable under the Company's Retirement Plan determined as of October 1, 2001. For purposes of this benefit formula, "Final Average Earnings" is defined as 1/5 of a participant's Compensation during the consecutive five years within the last 10 years preceding termination of employment during which such Compensation was the highest, and "Compensation" is defined as the participant's income reported on Form W-2, including pre-tax contributions to the Retirement Savings Plan, reduced by the income attributable to restricted stock and stock options, reimbursements or other expense allowances and fringe benefits. Benefits accrued on and after October 1, 2001 under the defined benefit portion of the SKERP will accrue pursuant to a formula that provides a monthly single life annuity at retirement at age 65 equal to 1/12 of 60% (50% for Mr. Romenesko) of 25% of the percentage increase in the participant's base salary from September 30, 2001 to the date of the participant's termination of employment. The benefits accrued by Messrs. Storch and Romenesko as of May 31, 2006 have been transferred to the defined contribution portion of the SKERP and are held in an account established and maintained thereunder for each participant.

Benefits accrued under the defined benefit portion of the SKERP for all other participants, including Mr. Clark, ceased on October 1, 2001 and were distributed to them in a lump sum as soon as practicable thereafter.

Benefit Entitlement:    A participant is eligible to receive the benefit accrued under the SKERP following termination of employment when he attains age 65. If a participant terminates employment after he has attained age 55 and his age plus years of service equal or exceed 62, benefits will be paid on the date of his termination or on a date no later than 15 years after termination of employment, as previously specified by the participant.

Form of Benefit Payment:    Each participant has previously elected to have the remainder of his retirement benefit paid in a lump sum. The assumptions set forth in the Company's Retirement Plan will be used to convert the retirement benefits from an annuity payment to a lump sum. The participant may change the time or form of payment in accordance with procedures set forth in the SKERP.

Forfeiture Events:    A participant will forfeit the retirement benefit if his employment is terminated due to theft, embezzlement or fraud or willful misconduct in the performance of his duties that materially injures the Company, or if during employment or the one-year period thereafter the participant violates the covenant not to compete contained in the SKERP. As a condition to receiving his retirement benefit, a participant must agree in writing to return his benefit, plus 8% interest, in the event of such forfeiture. The forfeiture provision does not apply if the participant's termination of employment causes benefits to be paid to him under Change in Control provisions of any agreement between the participant and the Company.

Retirement Plan

The Company's Retirement Plan is a tax-qualified pension plan. Benefit accruals ceased under the Retirement Plan with respect to most participants, including the named executive officers, effective June 1, 2005. Neither Mr. Poulton nor Mr. Stinson participates in the Retirement Plan since their dates of hire were after June 1, 2005. The material terms and conditions of the Retirement Plan as they pertain to the other named executive officers are as follows:

Benefit Formula:    Until January 1, 2000, benefits were accrued pursuant to a formula that provides a monthly single life annuity at retirement at age 65 equal to 1 1/2% of the participant's Final Average Earnings reduced by the participant's Social Security offset determined under the Plan, multiplied by the participant's years of Credited Service (up to 20). Effective as of January 1, 2000, the Plan was converted to a cash balance type of plan, subject to a "grandfather" provision applicable to certain participants based on age and years of service. An account is maintained for each participant which consists of (i) an opening account balance equal to the then present value of the benefit accrued by the participant under the prior formula as of December 31, 1999, (ii) quarterly contributions made by the Company equal to a percentage of compensation based on the participant's age and years of Credited Service, and (iii) quarterly interest credits made by the Company equal to 25% of the 30-year Treasury securities interest rate for the second month preceding the beginning of each quarter. For purposes of the benefit formulae, "Final Average Earnings" and "Compensation" have the same definitions as used in the SKERP, as discussed above.

The benefits under the Retirement Plan generally ceased accruing on June 1, 2005, although the participants' cash balance accounts continue to be credited with interest until the benefits are distributed.

Vesting:    Participants are eligible to receive benefits from the Retirement Plan after completing five years of Vesting Service. The named executive officers who participate in the Retirement Plan are fully vested in their benefits.

Payment of Retirement Benefits:    Participants can elect to receive their benefits upon termination of employment or they can defer receipt of benefits until normal retirement age (age 65). Any vested participant can elect benefits at any time after termination of employment, with the benefit actuarially reduced to reflect payment prior to age 65. The Retirement Plan also provides for a Disability retirement benefit.

Forms of Benefit Payment:    The normal form of benefit payment for a married participant is a joint and 50% survivor annuity, and the normal form of benefit payment for an unmarried participant is a single life annuity. Participants, with spousal consent, if applicable, can waive the normal form of benefit payment and elect to have benefits paid in various annuity forms, which are the actuarial equivalent of the normal form, or in a lump sum.

Retirement Savings Plan:    In connection with ceasing benefits under the Retirement Plan, the Company amended its Retirement Savings Plan to provide additional benefits, as described below in the discussion following the Non-qualified Compensation table.

Non-Qualified Deferred Compensation

The Company provides non-qualified deferred compensation benefits under the defined contribution portion of the SKERP. The table below shows the contributions made by each named executive officer and by the Company in Fiscal 2010, the earnings accrued on the named executive officer's account balance in Fiscal 2010, and the account balance as of May 31, 2010.

 Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Fiscal 2010 ($)[1]	Registrant Contributions in Fiscal 2010 ($)[2]	Aggregate Earnings in Fiscal 2010 ($)[3]	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at May 31, 2010 ($)[4]
David P. Storch	104,526	567,098	396,534	—	5,536,498
Timothy J. Romenesko	51,120	161,659	123,900	—	1,134,035
James J. Clark	24,845	93,080	98,267	—	675,994
Richard J. Poulton	17,650	55,979	12,167	—	161,613
Terry D. Stinson	36,226	131,032	16,716	—	277,241
1
The amount of contributions made by each named executive officer and reported in this column in respect of salary deferrals in Fiscal 2010 is included in each named executive officer's compensation reported in the Summary Compensation Table as "Salary." The amount of contributions reported in this column also reflects deferral of cash bonuses paid in Fiscal 2010 but earned and reported in the Summary Compensation Table for Fiscal 2009.

2
The amount of Company contributions reported in this column for each named executive officer is reported in the "All Other Compensation" column in the Summary Compensation Table.

3
The investment earnings reported in this column for each named executive officer are not reported in the Summary Compensation Table.

4
The aggregate balance as of May 31, 2010 reported in this column for each named executive officer reflects amounts that have been previously reported as compensation in the Summary Compensation Table for Fiscal 2010 or prior years, except the following amounts of earnings included in the account balance: Mr. Storch, $643,739; Mr. Romenesko, $49,541; Mr. Clark, $31,359; Mr. Poulton, $14,099; and Mr. Stinson, $18,728. The aggregate balance as of May 31, 2010 also includes the following cumulative amounts transferred from the defined benefit portion of the SKERP: Mr. Storch, $1,712,865; and Mr. Romenesko, $272,876.

SKERP — Defined Contribution Portion

The defined contribution portion of the SKERP covers certain executives and key employees, including all of the named executive officers, and provides the portion of a participant's benefit that cannot be paid under the Retirement Savings Plan due to Internal Revenue Code limits, including the limit on the amount of compensation that can be taken into account in determining benefits ($245,000 in 2009 and 2010). The material terms and conditions of the defined contribution portion of the SKERP include the following:

Contributions:    Each participant may make an election which satisfies Code Section 409A to contribute a portion of his base salary (up to 75%) for that calendar year that exceeds the Code's compensation limit and a portion of the bonus (up to 75%) paid to him for the Company's fiscal year beginning in such calendar year that exceeds the Code's compensation limit. The Company makes a matching contribution under the SKERP using the formula in the Savings Plan (i.e., 20% of the participant's salary and bonus deferrals made under the SKERP, up to 5% of the participant's salary and bonus), as well as the portion of the Company's retirement benefit and profit sharing contributions that could not be made under the Savings Plan due to the Code's compensation limit. The Company also makes annual supplemental contributions to the accounts of the Chief Executive Officer (22% of base salary and bonus), the President (16% of base salary and bonus) and other eligible named executive officers (5% or 10% of base salary and bonus). To receive a credit of this contribution, the eligible participant must be employed as of the day before the contribution is made to the SKERP (unless termination of employment is due to death or Disability).

Mr. Storch and Mr. Romenesko also have amounts held in a supplemental account that were transferred from the defined benefit portion of the SKERP, which represent the lump sum value of each participant's accrued benefit as of May 31, 2006 under the defined benefit portion. These amounts are now subject to the terms and conditions of the defined contribution portion of the SKERP.

Vesting:    A participant is fully vested in amounts attributable to his own deferral contributions, and vests in all Company contributions, except supplemental contributions, at a rate equal to 33 1/3% for each year of vesting service (subject to full vesting upon age 65, death or Disability). A participant vests in amounts attributable to Company supplemental contributions (i) made prior to October 17, 2007, upon the earlier of age 65, or age 57 with 15 years of service, and (ii) made after October 17, 2007, upon the earlier of age 65, or age 55 with the sum of age and years of service equal to at least 75.

Investments:    Each participant's plan accounts are credited with earnings and losses based on investment alternatives made available by the plan committee and selected by the participant from time to time. The investment options currently offered under the SKERP consist of 24 mutual funds including 10 "Life Cycle" fund choices. Participants may change investment elections at any time.

Distributions:    Distribution of a participant's accounts is generally made upon the participant's termination of employment or on a date no later than 15 years after termination of employment, as previously specified by the participant. Participants were to elect by December 31, 2005 whether their accounts are to be paid in a lump sum or installments not to exceed 15 years (a participant who failed to make an election will have his account paid in a lump sum). Notwithstanding the foregoing, (i) a participant may elect distribution of the portion of his accounts earned and vested as of December 31, 2004 (and earnings thereon) upon six month's advance written election or if such distribution is subject to a 10% forfeiture; (ii) a participant can change the time and form of payment of the portion of his accounts earned and vested after December 31, 2004 in accordance with procedures set forth in the plan; (iii) a participant can elect a distribution at any time in order to satisfy an unforeseeable hardship (as defined in the plan); and (iv) in the event of a potential Change in Control of the Company (as determined by the Board), the portion of the participant's accounts earned and vested as of December 31, 2004 (including earnings thereon) will be distributed in an immediate lump sum. Distributions to "key employees" as defined in Code Section 409A upon termination of employment will not be paid earlier than six months following such termination.

Forfeiture Events:    A participant will forfeit the portion of his plan accounts attributable to Company supplemental contributions and to amounts transferred from the defined benefit portion of the SKERP, if applicable, if his employment is terminated due to theft, embezzlement or fraud or willful misconduct in the performance of his duties that materially injures the Company, or if during employment or the one-year period thereafter the participant violates the covenant not to compete contained in the SKERP. As a condition to receiving such amounts, a participant must agree in writing to return such amounts, plus 8% interest, in the event of such forfeiture. The forfeiture provision does not apply if the participant's termination of employment causes benefits to be paid to him under change in control provisions of any agreement between the participant and the Company.

Retirement Savings Plan

The Retirement Savings Plan is a tax-qualified retirement plan that covers most U.S. employees, including the named executive officers. The material terms and conditions of the Retirement Savings Plan are as follows:

Contributions:    A participant can elect to defer 1% to 75% of his Compensation on a pre-tax basis, up to a maximum of $16,500 for 2010, or $22,500 if age 50 or older. Participation for non-union employees hired after June 1, 2007 is automatic, unless the participant affirmatively elects not to participate or to participate with a different deferral amount. The automatic deferral rate for participants hired after June 1, 2007 and prior to June 26, 2009 is 3% of compensation, and the automatic deferral rate for participants hired on or after June 26, 2009 is 5%, with annual increases of 1%. The Company provides a matching contribution, a profit sharing contribution and a retirement benefit contribution. The current matching contribution is made as of each payroll period in an amount equal to 20% of the participant's pre-tax contributions (up to 5% of compensation) to the Plan for such payroll period. The profit sharing contribution is made as of the end of each calendar year and is based on the participant's pre-tax contributions and the economic performance of the participant's operating unit and is equal to a percentage of the participant's compensation, up to 4%. The retirement benefit contribution, which is also made as of the end of each calendar year, was added to the Plan, effective June 1, 2005, and is equal to a percentage of compensation (up to 4%) based on the participant's age and years of credited service. A participant must have earned a year of service to be eligible for a retirement benefit contribution, and generally must be employed on the last day of the calendar year to receive a profit sharing contribution. Compensation for purposes of determining contributions includes cash compensation shown as income on the participant's Form W-2, reduced by pre-tax contributions to the plan and excluding the income attributable to restricted stock options, reimbursements or other expense allowances and fringe benefits and subject to the Code's compensation limit ($245,000 for 2009 and 2010).

Investments:    Each participant's plan accounts are credited with earnings and losses based on investment alternatives made available by the plan committee and selected by the participant from time to time. The investment options currently offered under the plan consist of 24 mutual funds including 10 "Life Cycle" fund choices. Participants may change investment elections at any time.

Vesting:    Participants hired prior to July 1, 1999 are fully vested in their accounts under the plan. Participants hired on or after January 1, 1999 are fully vested in their pre-tax contribution accounts, and vest in the Company contribution accounts at a rate equal to 33 1/3% for each year of vesting service (subject to full vesting upon age 65, death or Disability).

Distributions:    Participants can elect distributions of the plan accounts upon termination of employment, in a lump sum, an eligible rollover distribution, or, if early or normal retirement has been attained, in installments not to exceed 15 years.

 Potential Payments Upon Termination of Employment or a Change in Control of the Company

The Company provides certain benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a Change in Control of the Company. These benefits are in addition to the benefits to which the employees would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock options and restricted stock that are otherwise vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). These benefits as they pertain to the named executive officers are as described and set forth in the tables on pages 41-42.

Employment Agreement of David P. Storch

The Company has entered into an amended and restated employment agreement with Mr. Storch for a term that ends on May 31, 2014. The agreement retains the following severance benefits under the prior agreement (unless otherwise noted):

Termination of Employment — Prior to a Change in Control:    If prior to a Change in Control, either the Company terminates his employment without Cause or Mr. Storch terminates his employment for Good Reason, Mr. Storch is entitled to (i) continued payment of his base salary for 36 months, and (ii) a lump sum payment equal to three times the average of the cash incentive bonus paid to him for the preceding three fiscal years of the Company. Payments cease upon any material breach of the confidentiality and non-compete provisions set forth in the agreement (the non-compete provisions remain in effect for the two-year period following any such termination of employment).

Termination of Employment — Following a Change in Control:    If Mr. Storch's employment is terminated within 24 months following a Change in Control either by the Company other than for Cause or Disability or by Mr. Storch for Good Reason, or if his employment terminates for any reason other than Disability or death during the 30-day period following the 24th month after a Change in Control, he is entitled to:

  •
  an immediate lump sum payment equal to the sum of (A) any unpaid salary through the date of termination and any unpaid bonus earned for the preceding fiscal year, (B) a pro rata portion of the bonus that would have been paid to him had he remained employed until the end of the fiscal year and all performance targets were met, and (C) (1) if termination is within the 24-month period for other than Cause, or for Disability or Good Reason, three times his base salary and cash bonus for either the most recently completed fiscal year prior to the termination or the preceding fiscal year, whichever produces the higher amount or (2) if termination is by Mr. Storch during the 30-day period following the 24-month period, an amount equal to $4,747,770 (pursuant to the amended and restated employment agreement, this amount reflects the computation described in (C)(1) above based on base salary and bonus paid in Fiscal 2010);

  •
  continued coverage for Mr. Storch and his spouse under the Company's welfare and fringe benefit plans for three years following termination of employment (he and his spouse can elect continued medical and dental coverage pursuant to COBRA at the end of such three-year period);

  •
  a lump sum payment of an amount equal to the lesser of (A) three times the amount of Company contributions made under the Retirement Savings Plan and the defined contribution portion of the SKERP for the calendar year preceding the year in which the termination occurs or (B) $1,575,876, plus, in each case, a gross-up payment to cover any related income tax liability (pursuant to the amended and restated agreement, this amount reflects the computation described in (A) above based on Company contributions made for the 2009 calendar year);

  •
  Company-paid outplacement services for 18 months or, if earlier, the attainment of new employment (up to a maximum Company expense of 3.5% of the amount paid to Mr. Storch pursuant to (B) in the first bullet point above);

  •
  reasonable legal fees incurred by Mr. Storch in enforcing the agreement; and

  •
  a gross-up payment to cover any excise and related tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under the agreement.

Mr. Storch is also entitled to the benefits described above under "Termination of Employment — Prior to Change in Control" if he terminates his employment for Good Reason after the 30th day following the 24th month after a Change in Control. The employment agreement's non-compete provisions do not apply in the case of a termination of employment following a Change in Control.

General:    Regardless of whether a Change of Control is involved:

  •
  if Mr. Storch's termination is due to Retirement, he and his spouse are entitled to continued coverage under the Company's medical, dental, welfare and executive health programs for his (and his spouse's) lifetime (or until he obtains health coverage from a new employer);

  •
  if Mr. Storch's employment terminates due to Disability, he will receive payment pursuant to the Company's Disability plans then in effect, and he will continue to receive coverage under the Company's medical, dental, and life insurance plans for three years following such termination (the amended and restated employment agreement provides that payments under the Company's Disability plans will be at a level no less favorable than that in effect on May 31, 2010); and

  •
  if Mr. Storch's employment is terminated following the expiration of his agreement, he will be entitled to receive the same benefits as if he were terminated without Cause by the Company prior to a Change in Control.

In any event, payments under the employment agreement in connection with Mr. Storch's termination of employment that would be considered deferred compensation under Section 409A of the Internal Revenue Code will be delayed for six months following such termination to the extent necessary to comply with Section 409A.

For purposes of Mr. Storch's employment agreement:

"Change in Control" means (i) a person's acquisition of more than 35% of the voting power of the Company's outstanding stock, (ii) a merger or consolidation of the Company that results in the holders of the voting stock immediately prior thereto holding less than 60% of the voting stock of the resulting or surviving entity, (iii) a sale of substantially all of the Company's assets other than to an entity at least 80% owned by the Company, or (iv) the election, without the consent of the incumbent Board, of a majority of the directors then in office.

"Cause" means Mr. Storch's (i) dishonesty, intentional breach of fiduciary duty, or intentional wrongdoing or malfeasance, (ii) disregard of a material and proper direction from the Board, or (iii) material breach of the Agreement that is not cured within 30 days of receipt of notice from the Company.

"Disability" means a physical or mental condition that has prevented Mr. Storch from substantially performing his duties under the employment agreement for a period of 180 days and that is expected to continue to render Mr. Storch unable to substantially perform his duties for the remaining term of the employment agreement on a full-time basis.

"Good Reason" means (i) a material reduction in the nature or scope of Mr. Storch's duties or responsibilities or in his compensation (including benefits), (ii) a material breach of the Agreement by the Company that is not cured within 30 days of receipt of notice from Mr. Storch, or (iii) a relocation of his primary place of employment by 50 or more miles.

"Retirement" means Mr. Storch's voluntary termination of employment that does not result in severance payments under the employment agreement.

Severance and Change in Control Agreements

The Company has severance and change in control agreements with Messrs. Romenesko, Clark and Poulton and with certain other key employees. The agreements as they pertain to these named executive officers provide for the following benefits upon the following types of employment termination:

Termination of Employment — Prior to a Change in Control:    If a Change in Control of the Company has not occurred and the executive's employment is terminated by the Company other than for Cause, he is entitled to (i) continued salary for 12 months or, if earlier, until he obtains comparable employment, (ii) any earned bonus not yet paid for the preceding fiscal year, and (iii) a pro-rata portion of the bonus that would have been paid to the executive had he remained employed until the end of the fiscal year in which the termination occurs. Any bonus will be paid in a lump sum on the later of the time bonuses are paid to other officers and the end of the severance period (with interest at the prime rate plus 1% from the earlier of such dates). If the executive terminates his employment, or if the Company terminates the executive's employment for Cause, the Company may, but is not required to, pay the above-described severance benefits. Severance payments will cease if the executive breaches the confidentiality or non-compete provisions in the agreement, which are in effect for the one-year severance period.

Termination of Employment — Following a Change in Control:    If the executive's employment is terminated within 18 months (24 months for Mr. Clark) following a Change in Control by the Company other than for Cause or Disability or by the executive for Good Reason, or if the executive's employment terminates for any reason other than Disability or death during the 30-day period following the 18th month (24th month for Mr. Clark) after a Change in Control, he is entitled to (i) an immediate lump sum payment equal to the sum of (A) any unpaid salary and bonus earned for the preceding fiscal year, (B) a pro rata portion of the bonus that would have been paid to the executive had he remained employed until the end of the fiscal year and as if all performance targets had been met (including the value of any restricted stock granted in lieu of bonus), and (C) two or three times base salary and cash bonus (depending upon the executive involved) for either the most recently completed fiscal year prior to the termination or the preceding fiscal year, whichever produces the higher amount, (ii) continued coverage for the executive and his dependents under the Company's welfare and fringe benefit plans (medical, dental and life insurance plans for Mr. Clark) for three years following termination of employment (the executive and his dependents can elect continued medical and dental coverage pursuant to COBRA at the end of such two- or three-year period), (iii) an immediate lump sum payment equal to the actuarial equivalent of the additional benefits that would be earned under the Company's retirement plans with three additional years of service and, for Mr. Romenesko, a gross-up payment to cover any related income tax liability, (iv) Company-paid outplacement services for the earlier of 18 months or the attainment of new employment (up to a maximum Company expense of 3.5% of the amount paid to the executive pursuant to (i)(C) above), (v) reasonable legal fees incurred by the executive in enforcing the agreement, and (vi) a gross-up payment to cover any excise and related tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under the agreement. The agreements' non-compete provisions do not apply in the case of a termination of employment following a Change in Control.

Termination of Employment — Disability:    If the executive's employment terminates due to Disability , the executive will receive payment pursuant to the Company's disability plans then in effect and will continue to receive coverage under the Company's medical, dental and life insurance plans for three years following such termination.

Acceleration of Equity Awards:    The severance and change in control agreements also provide that upon any Change in Control, all outstanding stock options and restricted stock will vest immediately.

For purposes of the severance and change in control agreements:

"Change in Control" means (i) a person's acquisition of more than 20% of the voting power of the Company's outstanding stock, (ii) a merger or consolidation of the Company that results in the holders of the voting stock immediately prior thereto holding less than 60% of the voting stock of the resulting or surviving entity, (iii) a sale of substantially all of the Company's assets other than to an entity at least 80% owned by the Company, or (iv) the election, without the consent of the incumbent Board, of the lesser of three directors or a majority of the directors then in office.

"Cause" means the executive's (i) dishonesty, intentional breach of fiduciary duty, or intentional wrongdoing, (ii) disregard of a material and proper direction from the Board, or (iii) material breach of the agreement that is not cured within 10 days of receipt of notice from the Company.

"Disability" means a physical or mental condition that has prevented the executive from substantially performing his duties under the agreement for a period of 180 days and that is expected to continue to render the executive unable to substantially perform his duties for the remaining term of the agreement on a full-time basis.

"Good Reason" means (i) a material reduction in the nature or scope of the executive's duties or responsibilities, or in his compensation (including benefits), (ii) if Mr. Storch is not the Chief Executive Officer at the time of termination, the executive's determination that as a result of a material change in employment circumstances he is unable to adequately carry out his duties, or (iii) a relocation of the executive's primary place of employment by more than 100 miles.

In any event, payments under the agreements in connection with termination of employment that would be considered deferred compensation under Section 409A of the Internal Revenue Code will be delayed for six months following such termination to the extent necessary to comply with Section 409A.

Split Dollar Insurance Agreements

The Company has entered into split dollar life insurance agreements with certain key employees, including Messrs. Storch, Romenesko and Clark. Under the agreements, the employees own the policies, except for the cash value portion of the policies owned by the Company. The Company funds the annual insurance premiums for the policies during the term of the agreement subject to reimbursement from the cash value or death benefit proceeds of the policies. Upon a Change in Control of the Company (as defined above), the Company will prepay all premiums, plus any amounts necessary for the cash value and death benefits to be at the same level at the Change in Control date. If the executive's employment terminates after a Change in Control and benefits are paid under the severance and change in control agreements, the Split Dollar Agreements will continue for the severance period.

Stock Benefit Plan

A named executive officer's termination of employment can result in enhanced benefits under the Company Stock Benefit Plan, depending on the reason for such termination:

Stock Options:    If termination is due to Retirement (as defined in the Plan), options to continue to vest in accordance with the vesting schedule and can be exercised until the expiration date, except that if death occurs before the award expires, then unvested stock options are forfeited. If death occurs within three months of Retirement, vested options can be exercised until the earlier of one year after death or the option expiration date, and if death occurs after three months from Retirement, vested options can be exercised until the option expiration date. If termination is due to Disability (as defined in the Stock Benefit Plan), options continue to vest and are exercisable until the earlier of one year after termination of employment and the option expiration date, except that if death occurs before the award expires, then unvested options are forfeited and vested options are exercisable for the period described herein. If death occurs during, or within three months after termination of, employment for reasons other than Cause, then unvested options are forfeited and vested options are exercisable until the earlier of one year after death or the option expiration date.

Restricted Stock Awards:    If the termination is due to Retirement, restricted stock awards continue to vest in accordance with their vesting schedule. If the termination is due to Disability (as defined in the Stock Benefit Plan) or death on or before the third anniversary of the date of grant, then the difference between one-half of the total award shares and the number of shares already vested will vest as of such termination. If the termination is due to Disability or death after the third anniversary of the date of grant, all awards shares will vest as of such termination.

The Stock Benefit Plan has change in control provisions that apply to participants who do not have a severance and change in control agreement. Upon a Change in Control of the Company (as defined in the Stock Benefit Plan) that does not have prior written approval of the Board, all options and restricted stock awards will fully vest. Upon a change in control that has the approval of the Board, the Compensation Committee has the discretion to either provide for full vesting of options and restricted stock awards or grant replacement awards with respect to the successor company's stock.

 Tables of Potential Payments Upon Termination
of Employment or a Change in Control

The tables set forth below quantify the additional benefits described above that would be paid to each named executive officer under the following termination of employment or change in control events, assuming a change in control or a termination of employment occurred on May 28, 2010 (the last business day of Fiscal 2010).

Change in Control

Name	Vesting of Restricted Stock ($)[1]	Vesting of Stock Options ($)[2]
David P. Storch	6,028,220	920,000
Timothy J. Romenesko	2,324,600	460,000
James J. Clark	1,398,700	46,000
Richard J. Poulton	1,083,500	279,360
Terry D. Stinson	685,954	46,600
1
Under the Stock Benefit Plan and severance and change in control agreements, all restricted stock generally vests upon a Change in Control of the Company. See "— Stock Benefit Plan" above. The amounts shown reflect the number of shares that would have vested upon a Change in Control on May 28, 2010, based on the number of shares multiplied by $19.70, the closing price of the Common Stock on May 28, 2010.

2
Under the Stock Benefit Plan and severance and change in control agreements, all stock options generally vest upon a Change in Control of the Company. See "— Stock Benefit Plan" above. The amounts shown reflect the number of option shares, multiplied by the difference (but not less than zero) between the option exercise price and $19.70, the closing price of the Common Stock on May 28, 2010.

Termination of Employment — Prior to a Change in Control
	Other than Cause					Disability			Death
Name	Salary ($)[1]	Bonus ($)[2]	Restricted Stock ($)[3]	Stock Options($)[4]	Health and Welfare ($)[5]	Health and Welfare ($)[6]	Restricted Stock ($)[7]	Stock Options($)[4]	Restricted Stock ($)[7]
David P. Storch	2,421,363	3,039,190	6,028,220	920,000	282,761	32,464	4,550,720	920,000	4,550,720
Timothy J. Romenesko	459,000	451,882	2,324,600	460,000	—	40,255	1,487,350	460,000	1,487,350
James J. Clark	326,211	125,000	1,398,700	46,000	—	40,255	1,053,950	46,000	1,053,950
Richard J. Poulton	360,000	267,767	1,083,500	279,360	—	40,255	640,250	279,360	640,250
1
Reflects continued salary for 36 months for Mr. Storch under his employment agreement and continued salary for 12 months for the other named executive officers under their severance and change in control agreements.

2
Reflects (i) in the case of Mr. Storch, three times the average of the non-equity incentive plan compensation or bonus paid to him for the three preceding fiscal years, and (ii) in the case of the other named executive officers, the non-equity incentive plan compensation bonus paid for Fiscal 2010 as shown in the Summary Compensation Table.

3
The amounts in this column reflect the value of the restricted stock that would vest pursuant to the Stock Benefit Plan if termination is due to Retirement at May 28, 2010, based on the number of shares, multiplied by $19.70, the closing price of the Common Stock on May 28, 2010.

4
The amounts in this column reflect the value of the continued vesting of options pursuant to the Stock Benefit Pan if termination is due to Retirement or Disability at May 28, 2010 based on the difference between the exercise price and $19.70, the closing price of the Common Stock on May 28, 2010.

5
Available under Mr. Storch's employment agreement upon his retirement.

6
Available under Mr. Storch's employment agreement and the severance and change in control agreements for the other named executive officers.

7
The amounts in these columns reflect the value of the restricted stock that would vest upon termination due to Disability or death at May 28, 2010, based on the number of shares, multiplied by $19.70, the closing price of the Common Stock on May 28, 2010.

Termination of Employment — Following a Change in Control[1]

Name	Salary ($)	Bonus ($)[2]	Health and Welfare Continuation ($)	Additional Retirement Plan Credits ($)		Outplacement Services ($)	280G Gross-Up ($)
David P. Storch	2,421,363	4,358,187	32,464	2,626,460	[3]	205,942	—
Timothy J. Romenesko	1,377,000	2,111,479	40,255	1,062,809	[3]	106,281	2,588,860
James J. Clark	978,634	950,000	40,255	270,545		63,127	1,205,318
Richard J. Poulton	720,000	905,939	40,255	—		47,536	—
1
Reflects three times salary for Mr. Storch under his employment agreement and two or three times salary (depending on the officer involved) for the other named executive officers under their severance and change in control agreements.

2
Reflects (i) in the case of Mr. Storch, the non-equity incentive plan compensation bonus paid to him for Fiscal 2010 as shown in the Summary Compensation Table, plus three times his non-equity incentive plan compensation bonus for either the most recently completed fiscal year prior to termination or the preceding fiscal year, whichever produces the higher amount (except that upon termination by Mr. Storch for other than Disability or death during the 30-day period following the 24th month after a Change in Control, Mr. Storch would receive $4,747,770), and (ii) in the case of the other named executive officers, the non-equity incentive compensation plan bonus paid to them for Fiscal 2010 as shown in the Summary Compensation Table, plus two or three times the non-equity incentive plan compensation bonus (depending on the officer involved) for either the most recently completed fiscal year prior to termination or the preceding fiscal year, whichever produces the higher amount.

3
Includes an income tax gross-up payment.

VII. PROPOSAL 2

APPROVAL OF THE AAR CORP. SECTION 162(m) ANNUAL CASH INCENTIVE PLAN

The Board of Directors of the Company has approved, upon the recommendation of the Compensation Committee and subject to the approval of the Company's stockholders at the 2010 Annual Meeting of Stockholders, the AAR CORP. Section 162(m) Annual Cash Incentive Plan (the "Plan").

Stockholders are being asked to approve the Plan to ensure that annual cash bonuses paid to Plan participants will qualify as "performance-based" compensation under Section 162(m) of the Code and thus be fully deductible by the Company for federal income tax purposes. Section 162(m) and related guidance generally preclude a publicly traded company from taking a tax deduction for compensation in excess of $1 million paid to certain executives. These executives are the public company's chief executive officer and the three other highest paid executives, other than the chief financial officer, who are the named executive officers listed in the Summary Compensation Table of the public company's annual proxy statement. The deduction limitation is subject to an exception for "performance-based" compensation that meets certain requirements, including a requirement that the "material terms of the performance goals" applicable to these named executive officers must be disclosed to and approved by stockholders before any compensation is paid to them. Stockholder approval of the Plan will constitute approval of the Plan's "material terms of the performance goals" within the meaning of the regulations under Section 162(m).

If the Plan is approved by stockholders, it will be effective for Fiscal 2011, beginning June 1, 2010 and ending May 31, 2011, and will remain in effect for each fiscal year thereafter until terminated by the Board. No compensation will be paid under the Plan to the named executive officers covered by the Plan unless the Plan is approved by stockholders.

The following is a summary of the Plan. It is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix B to this proxy statement.

Description of the Plan

General.    The Plan is intended to work in conjunction with the Company's Short-Term Incentive Plan, pursuant to which annual cash bonuses are paid to eligible employees only upon the attainment of certain performance goals designated by the Compensation Committee. The purpose of the Plan is to set a ceiling on the performance-based bonuses that are paid under the Short-Term Incentive Plan so that such bonuses will meet the deductibility requirements of Section 162(m).

Administration.    The Plan is administered by the Compensation Committee, or such other committee appointed by the Board that is comprised of at least two "outside directors" as defined in Section 162(m) (the "Committee"). The Committee has full authority to select the employees eligible for bonus awards under the Plan, determine when an employee's participation in the Plan will begin, determine the amounts payable under the Plan, and make all other decisions necessary for the proper administration of the Plan.

Eligibility.    The Plan covers the Chief Executive Officer and the three other highest paid employees (other than the Chief Financial Officer) who are listed as named executive officers in the Company's proxy statement. The Chief Financial Officer is not subject to Section 162(m)

under regulations issued thereunder. The Committee also has the discretion to designate other employees as covered under the Plan. For Fiscal 2011, only the four named executive officers (other than the Chief Financial Officer) will be covered by the Plan. These executives are Messrs. Storch, Romenesko, Clark and Stinson.

Performance Goal and Determination of Awards.    The performance goal under the Plan upon which awards, if any, will be based is the Company's net income for a given fiscal year. The Plan establishes a maximum award opportunity for each category of Plan participants, expressed as a percentage of the Company's net income for the applicable fiscal year: for the Chairman and Chief Executive Officer — 5% of net income; for the President and Chief Operating Officer — 3% of net income; and for each other Plan participant — 2% of net income. Following completion of the fiscal year, the Committee will determine the amount of each participant's maximum award opportunity solely on the basis of the Company's net income for that Plan year.

The Committee has the discretionary authority to reduce the maximum award opportunity amount, taking into account individual and/or corporate performance or such other factors as it deems appropriate, in order to determine the actual bonus award to be paid to each Plan participant. The Committee intends to exercise that discretion and thus does not anticipate that any participant will receive the maximum award opportunity amount under the Plan. For Fiscal 2011, the Committee has established performance criteria for each participant under the Short-Term Incentive Plan, and intends to exercise its negative discretion under the Plan to provide that the actual bonuses to be paid to Plan participants will be the bonuses determined based on performance under the Short-Term Incentive Plan. The Plan prohibits the Committee from increasing a participant's award above a participant's maximum award opportunity.

Payment of Awards.    Bonuses will be paid in cash to participants (or their beneficiaries in the event of death) prior to August 15 following the fiscal year for which the bonus was earned. In lieu of receiving the bonus payment directly, a participant can make an advance election to defer the bonus payment in accordance with the Company's Supplemental Key Employee Retirement Plan.

Bonuses payable under the Plan for Fiscal 2011 and future years cannot currently be determined because they will depend on the attainment of the Company's net income goal and of specified performance goals under the Short-Term Incentive Plan, as well as the exercise of negative discretion by the Committee to limit or reduce a participant's maximum award opportunity amount. If the Plan had been in effect for Fiscal 2010 when the Company had net income of $44.6 million, the bonuses that would have been paid to the participants under the Plan are the same amounts that were actually paid to them under the Short-Term Incentive Plan for Fiscal

2010, as shown below and in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table:

	Maximum Award Opportunity	Actual Award
David P. Storch (Chairman and CEO)	$2.23 million	$895,494
Timothy J. Romenesko (President and COO)	$1.34 million	$451,882
James J. Clark	$892,000	—
Terry D. Stinson	$892,000	$747,840

Amendment or Termination.    The Board may amend or terminate the Plan at any time, without the consent of participants and without the approval of the stockholders of the Company, provided that no amendment or termination shall affect the Company's obligation to pay any bonus amount after it has been earned by a participant.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting is required to approve the AAR CORP. Section 162(m) Annual Cash Incentive Plan.

The Board of Directors unanimously recommends that you vote "FOR" the approval of the AAR CORP. Section 162(m) Annual Cash Incentive Plan.

 VIII. AUDIT COMMITTEE REPORT FOR FISCAL 2010

On May 31, 2010, the Audit Committee was comprised of six independent directors. The Board has determined that each member of the Audit Committee is independent within the meaning of the applicable SEC regulations, NYSE rules and the Company's Categorical Standards and Policy for Determining Director Independence.

The Company's management is primarily responsible for the Company's financial statements and the quality and integrity of the reporting process and systems of internal control. The Company's independent registered public accounting firm is responsible for auditing the Company's financial statements and the effectiveness of internal controls over financial reporting and for expressing opinions thereon. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties with funding from the Company.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended May 31, 2010 with the Company's management and representatives of the Company's independent registered public accounting firm, including a discussion of the reasonableness of significant judgments and accounting estimates, and clarity of disclosures in the financial statements. The Audit Committee also reviewed with management and the independent registered public accounting firm the preparation of the financial statements and related disclosures contained in the Company's earnings announcements and quarterly reports. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and the independent registered public accounting firm has expressed an opinion based on their audit that the financial statements are in conformance with GAAP in all material respects. The Audit Committee is not responsible for planning or conducting audits, or the determination that the Company's financial statements are complete and accurate and in accordance with GAAP. That is the responsibility of management and the independent registered public accounting firm.

The Audit Committee reviewed and discussed with the independent registered public accounting firm and management the overall scope and plans for the audit, the quality, adequacy and assessment of the effectiveness of internal controls over financial reporting, and the Internal Audit Department's management, organization, responsibilities, budget and staffing. The Audit Committee also met with the independent registered public accounting firm representatives without management present and discussed the results of their audits, their evaluation of the Company's internal controls over financial reporting, disclosure controls and the overall quality (not just acceptability) of the Company's accounting policies and financial reporting.

The Audit Committee also discussed with the representatives of the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards, No. 61, Communications with Audit Committees, as amended by SAS 90 Audit Committee Communications, the independent registered public accounting firm's independence from the Company and its management, including the matters in the written disclosures and letter furnished to the Audit Committee by the independent registered public accounting firm and required by applicable requirements of the Public Company Accounting Oversight Board, and determined that the non-audit services provided to the Company by the independent registered public accounting firm are compatible with maintaining the independent registered public accounting firm's independence.

In reliance on its review of the audited financial statements and the discussions referred to above and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended May 31, 2010 for filing with the SEC.

The Audit Committee also reviewed and assessed the adequacy of the Audit Committee Charter and conducted an Audit Committee self-assessment in which it concluded that the Committee operates effectively and successfully carried out all of its Charter responsibilities.

Respectfully submitted,

Audit Committee

  James E. Goodwin, Chairman
  Norman R. Bobins
  James G. Brocksmith, Jr.
  Gerald F. Fitzgerald, Jr.
  Marc J. Walfish
  Ronald B. Woodard

 IX. PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company's independent registered public accounting firm reports to, and is engaged at the direction of, the Audit Committee.

The Audit Committee of the Company's Board of Directors appointed KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for Fiscal 2011, after consideration and determination of KPMG's independence in light of all services rendered to the Company and its performance as the Company's independent registered public accounting firm in prior years. The Board of Directors asks that the stockholders ratify the appointment of KPMG as the Company's independent registered public accounting firm for Fiscal 2011. Representatives of KPMG are expected to be present at the Annual Meeting, with the opportunity to make a statement if they so desire and to respond to appropriate questions of stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees billed by KPMG to the Company for Fiscal 2010 and Fiscal 2009 for audit, audit related, tax, and other services provided by the Company's independent registered public accounting firm:

Independent Registered Public Accounting Firm Fees and Services

Description of Fees	Fiscal 2010	Fiscal 2009
Audit Fees	$1,490,000	$1,440,000
Audit Related Fees[1]	243,090	62,935
Tax Fees[2]	268,588	337,128
All Other Fees[3]	40,000	0
1
Audit related fees in Fiscal 2010 and Fiscal 2009 were for a comfort letter, statutory audits of foreign subsidiaries and acquisition due diligence.

2
Tax fees include domestic and foreign income tax return reviews.

3
All other fees in Fiscal 2010 represent consultation and assistance regarding government contract accounting.

Audit Committee pre-approval is required for any audit, audit related, tax or other services to be provided by the independent registered public accounting firm in excess of $100,000 in the aggregate, with the Audit Committee Chairman to report any decisions to pre-approve such services to the full Audit Committee at its next meeting.

 Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting is required to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm.

The Board of Directors unanimously recommends that stockholders vote "FOR" this proposal.

 X. EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of May 31, 2010 with respect to the Company's compensation plans under which equity securities of the Company are authorized for issuance (shares in thousands):

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securities holders	1,543	$19.28	5,141
Equity compensation plans not approved by securities holders	—	—	—
Total	1,543	$19.28	5,141

XI. OTHER BUSINESS

Management knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the named proxy holders will vote all proxies in their discretion and best judgment on such other matters.

 XII. STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Any stockholder who, in accordance with SEC Rule 14a-8, wishes to present a proposal for consideration at the Annual Meeting of Stockholders to be held in 2011 must submit such proposal to the Company, in writing, to be received by the Secretary of the Company, AAR CORP., One AAR Place, 1100 N. Wood Dale Road, Wood Dale, Illinois 60191, no later than May 5, 2011, in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. The proposal must comply with applicable SEC rules and the Company's By-Laws.

Under the Company's By-Laws, any stockholder who wishes to submit a matter (other than a stockholder proposal brought in accordance with SEC Rule 14a-8) for consideration at the 2011 Annual Meeting of Stockholders, including any stockholder proposal or director nomination, that would not be included in the Company's proxy statement must submit the matter to the Company, in writing, to be received by the Secretary of the Company no later than April 18, 2011. The notice of such matter must contain the information required by the By-Laws.

By Order of the Board of Directors
Robert J. Regan Vice President, General Counsel and Secretary

September 1, 2010

UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK OF AAR CORP., THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MAY 31, 2010. REQUESTS SHOULD BE MADE TO MR. ROBERT J. REGAN, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, AAR CORP., ONE AAR PLACE, 1100 NORTH WOOD DALE ROAD, WOOD DALE, ILLINOIS 60191, (630) 227-2000.

APPENDIX A — AAR CORP. CATEGORICAL STANDARDS AND POLICY FOR DETERMINING DIRECTOR INDEPENDENCE

It is the policy and practice of AAR CORP. (the "Company") that the directors of the Company, when carrying out their duties, must exercise their independent judgment in good faith and in the best interests of the Company and its stockholders as a whole.

In addition, it is the policy of the Company that a majority of its directors, and all directors serving on the Audit Committee, Compensation Committee and Nominating and Governance Committee, shall be "independent," as determined by the Board in accordance with the independence standards of the New York Stock Exchange ("NYSE").

At least once each year, the Board shall review the "independence" of each director and any nominee for director and make a determination whether the director or nominee has any material relationship with the Company (either directly or indirectly as a partner, shareholder, or officer of an organization that has a relationship with the Company) that would impair the director's ability to exercise independent judgment as a member of the Board.

To assist it in determining a director's "independence," the Board has adopted the following categorical standards for determining director "independence" status with respect to service as a director*:

*
The foregoing categorical standards shall be deemed to be automatically updated to reflect any changes made to the NYSE listing standards and shall be interpreted in the same manner as such standards.

1.
For purposes of these categorical standards, the "Company" includes each of the Company's subsidiaries and "immediate family member" means a person's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the person's home; provided, that any such persons who no longer have any such relationship as a result of legal separation or divorce, or death or incapacitation, shall not be considered immediate family members.

2.
No director shall be independent if he/she does not meet the independent standards adopted from time to time by the NYSE. Specifically, a director will not be "independent" if:

  •
  the director is or was within the last three years an employee of the Company, or an immediate family member of such director is or was within the last three years an executive officer of the Company; or

  •
  the director or an immediate family member of the director receives or received more than $120,000 in direct compensation from the Company in any twelve-month period with the last three years, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service); provided, however, that compensation received by an immediate family member of a director for service as an employee (other than an executive officer) of the Company need not be considered in determining independence; or

A-1

    •
    (A) The director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; (B) the director is a current employee of such firm; (C) the director has an immediate family member who is a current employee of such firm and who personally works on the Company's audit; or (D) the director or an immediate family member was, within the last three years (but is no longer), a partner or employee of such firm and personally worked on the Company's audit during that time; or

    •
    the director or an immediate family member of the director is or was within the last three years an executive officer of another company on whose compensation committee any of the Company's present executive officers serves or served; or

    •
    the director is a current employee, or an immediate family member is a current executive officer of the company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of the other company's consolidated gross revenues (payments to and payments from are compared against the benchmarks separately).

3.
In determining director independence, the Board will give consideration to all known relevant facts and circumstances.

4.
Notwithstanding the foregoing, if a director or his/her immediate family member has another significant relationship with the Company that is not described in Section 2, or, at any time, is the subject of a written request by any director to the Chairman of the Nominating and Governance Committee requesting a review of another director's independent status and stating the reasons therefor, then the Board of Directors will determine whether that director's relationship is a "material relationship" that would impair the director's ability to exercise independent judgment as a member of the Board.

5.
Members of the Audit Committee must satisfy the enhanced "independence" criteria under applicable rules of the Securities and Exchange Commission and the New York Stock Exchange from time to time. In particular, the following enhanced "independence" qualifying criteria shall apply with respect to directors selected for service on the Audit Committee:

  •
  Director may not have accepted any direct or indirect consulting, advisory or other compensatory fee from the Company other than amounts received as compensation for membership on the Board or Board committees, pension or other forms of deferred compensation for prior service.

  •
  Director may not be an "affiliated person," i.e., a person who directly or indirectly controls, is controlled by or is under common control with, the Company (typically, one who is an executive officer or who owns more than 10% of the Company's securities is considered an "affiliated person").

A-2

APPENDIX B — AAR CORP. SECTION 162(m) ANNUAL CASH INCENTIVE PLAN

I. PURPOSE

1.1
The purpose of the AAR CORP. Section 162(m) Cash Incentive Plan (the "Plan") is to advance the interests of AAR CORP. (the "Company") and its stockholders by providing certain of its key executives with annual incentive compensation under the Company's Short-Term Incentive Plan that is tied to the achievement of a pre-established performance goal. The Plan is intended to ensure that payments pursuant to the Plan and the Company's Short-Term Incentive Plan qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code.

II.  DEFINITIONS

As used in this Plan, the terms below shall have the following meanings:

2.1
"Award" means an award described in Article IV of the Plan.

2.2
"Board" means the Board of Directors of the Company.

2.3
"Code" means the Internal Revenue Code of 1986, as amended.

2.4
"Committee" means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan that is comprised of not less than two directors of the Company, each of whom shall qualify in all respects as an "outside director" within the meaning of Section 162(m) of the Code.

2.5
"Company" means AAR CORP., a Delaware corporation.

2.6
"Covered Employee" means an employee of the Company or an affiliate of the Company who is a "covered employee," as defined in Section 162(m) of the Code, and any other key employee of the Company or an affiliate of the Company as the Committee may determine.

2.7
"Net Income" means the amount of net income reported on the Company's Consolidated Statement of Operation for a Plan Year.

2.8
"Participant" means, with respect to any Plan Year, a Covered Employee who has been designated by the Committee as eligible to participate in the Plan for such Plan Year.

2.9
"Plan" means this Section 162(m) Annual Cash Incentive Plan.

2.10
"Plan Year" means the Company's fiscal year.

III.  ADMINISTRATION

3.1
The Plan shall be administered by the Committee. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions hereof, the Committee shall have full power in its discretion to select Participants, determine the sizes and types of Awards, determine the terms and conditions of the Awards in a manner consistent with the Plan, construe and interpret the Plan and any Award, document, or instrument issued under the Plan, establish, amend, or waive rules and regulations for the Plan's administration, and amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons.

IV.  AWARDS

4.1    Award Opportunity.    An Award represents the cash annual incentive that can be paid to a Participant with respect to the applicable Plan Year. The maximum Award opportunity for each Participant for each Plan Year shall be as follows:

Position	Award Opportunity
Chairman and Chief Executive Officer	5% of Net Income
President and Chief Operating Officer	3% of Net Income
Any other Participant	2% of Net Income

If a Participant's position changes during a Plan Year, the Participant's Award opportunity will be based on the position held on the last day of the Plan Year, and if a Participant holds two different positions concurrently at the end of a Plan Year, the Participant's Award opportunity will be based on the position that provides the higher Award opportunity. All Awards under the Plan shall be granted upon terms approved by the Committee.

4.2    Committee Certification.    As soon as reasonably practicable after the end of each Plan Year to which an Award relates, the Committee shall certify, in writing, the amount of payment to be made to each Participant with respect to his or her Award. The Committee may in its discretion authorize payment to a Participant of less than the maximum Award opportunity and may provide that a Participant will not receive any payment with respect to an Award. In exercising its discretion, the Committee may consider such factors as it deems appropriate. In no event may the Committee authorize payment at more than the maximum Award opportunity set forth in Section 4.1.

4.3    Payment of Awards.    Payment of Awards shall be made in cash at such times and on such terms as are determined by the Committee in its sole and absolute discretion, but in no event later than two and one-half months following the end of the Plan Year to which the Award relates.

4.4    Deferrals.    The Committee may permit a Participant to defer the receipt of his or her Award payment in accordance with the provisions of the Company's Supplemental Key Employee Retirement Plan or successor plan thereto.

V. TERM OF PROGRAM — AMENDMENT OR TERMINATION OF PLAN

5.1    Term of Plan.    The Plan shall be effective for the Plan Year commencing June 1, 2010 and shall continue in effect until terminated as provided below; provided, however, that any Award granted to a Participant who is a "covered employee" as defined in Section 162(m) of the Code shall be contingent on stockholder approval of the Plan at the Company's 2010 Annual Meeting of Stockholders. If the Plan is not approved by stockholders at the Company's 2010 Annual Meeting of Stockholders, any Awards granted under the Plan to such covered employees shall be null and void and of no effect.

5.2    Amendment or Termination of Plan.    The Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including Section 162(m) of the Code; provided, however, that no amendment, suspension or termination of the Plan shall, without the consent of the person affected thereby, materially, adversely alter or impair any rights or obligations with respect to any Award payment previously certified by the Committee in accordance with Section 4.2 of the Plan.

VI.  GENERAL PROVISIONS

6.1    Withholding.    The Company shall have the right to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of an Award.

6.2    No Right to Continued Employment or Participation.    The Plan shall not interfere with or limit in any way the right of the Company or any affiliate of the Company to terminate any Participant's employment at any time, and the Plan shall not confer upon any Participant the right to continue in the employ of the Company or any affiliate. No employee of the Company or any affiliate shall have the right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.

6.3    Replacement of 162(m) Incentive Goal Program.    This Plan supersedes and replaces the portion of the AAR CORP. 162(m) Incentive Goal Program adopted in 2006 that pertains to the Company's annual cash bonus payments.

6.4    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.5    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included.

6.6    Governing Law.    The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of the State of Delaware, other than the choice of law rules thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date AAR CORP. M26933-P00550 AAR CORP. 1100 N. WOOD DALE ROAD WOOD DALE, IL 60191 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. Approval of the AAR CORP. Section 162(m) Annual Cash Incentive Plan 3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2011 For address changes/comments, mark here. (see reverse for instructions) For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 0 01) Norman R. Bobins 02) James E. Goodwin 03) Marc J. Walfish 1. Election of Directors Nominees VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NOTE: As to any other business as may properly come before the meeting or any adjournment or postponement thereof, this Proxy will be voted in the discretion of the proxies. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) AAR CORP. This proxy is solicited by the Board of Directors Annual Meeting of Stockholders The undersigned hereby appoints DAVID P. STORCH and ROBERT J. REGAN, or either of them, with full power of substitution, as Proxies, and hereby authorizes them to represent the undersigned at the 2010 Annual Meeting of Stockholders of AAR CORP. to be held at 9:00 AM Central Time on 10/13/2010, at 1100 North Wood Dale Road, Wood Dale, IL 60191, or any adjournment or postponement thereof, and to vote, as designated on the reverse side of this Proxy, all shares of AAR CORP. Common Stock that the undersigned is entitled to vote. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations: FOR Proposals 1, 2 and 3. Continued and to be signed on reverse side M26934-P00550 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.